      [ING LOGO]

      Laurie M. Tillinghast, CFP
      President, Portfolio Partners, Inc.

   To: Board of Directors & Shareholders
   --------------------------------------------------------------------------
   Date: June 30, 2001
   --------------------------------------------------------------------------
   Re: PPI Semi-Annual Report for Period Ending 6/30/01
   --------------------------------------------------------------------------

   Although the U.S. economy still appears mired in a prolonged period of slow growth, second-quarter stock market performance -- measured by the positive 8.66% return of Standard & Poor's 500 Index(1) (S&P 500) -- was a welcome offset to the disappointing returns of first quarter (-11.85%) and for the six months ending 6/30/01 (-6.70%).

   Even with half a dozen interest rate cuts this year by the Federal Reserve Board (the Fed), economic recovery is still not visible, yet, consumer confidence and spending remains strong. Consumers are supporting what little growth there is, despite news of layoffs and unemployment in the financial and technology sectors. Corporate business spending, which started slowing last summer, has all but stopped. Shrinking corporate profits and inventory build-ups have precluded the capital spending spark that is key to economic revival. Although most experts are not anticipating recession, a prolonged period of sluggish growth, in the U.S. and abroad, may be likely. Optimists are still hoping additional interest rate cuts, tax rebates and increased Government spending will keep markets above water as companies begin to improve their financials and recommence spending on technology and production.

   Against this uncertain backdrop, three of the five Portfolio
   Partners, Inc. Portfolios -- PPI T. Rowe Price Growth Equity, PPI MFS Emerging Equities and PPI Scudder International Growth -- delivered performance that exceeded their unmanaged market benchmarks for the second quarter. All but PPI Scudder International Growth and PPI MFS Capital Opportunities outperformed their Morningstar peer groups year-to-date for 2001.

   In particular, PPI MFS Emerging Equities Portfolio recovered nicely with a 12.77% second-quarter return, offsetting a very disappointing first quarter. However, this still leaves the aggressive growth, high technology weighted portfolio with year-to-date performance of -14.22% compared to the Russell 2000 Index(2) of 6.85%, S&P 500 benchmark of -6.70% and the Large Cap Morningstar Growth Fund average of -15.72%.

   --------------------------------

     (1) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

     (2) The Russell 2000 Index (a small cap index) consists of the smallest 2000 companies in the Russell 3000 Index and represents approximately 10% of the Russell 3000 total market capitalization. The Russell 2000 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and their returns do not take into account any of the fees and expenses of the mutual funds to which they are compared. Individuals cannot invest directly in any index.

The Portfolio's larger positions in Oracle and Cisco Systems, which hurt performance through March, were strong, positive contributors in the second quarter.

The recovery of selected technology holdings also helped PPI T. Rowe Price Growth Equity Portfolio to outperform the S&P 500 benchmark for the quarter and the Morningstar large cap growth universe for both the quarter and year-to-date. The other two U.S. equity growth portfolios, PPI MFS Research Growth and PPI MFS Capital Opportunities Portfolios, slightly underperformed the S&P 500 for second quarter and year-to-date. Both did better, however, than the Morningstar large cap growth universe through the first half of the year. Overweighed positions in energy stocks, healthcare, telecom and retailing holdings detracted from relative performance.

With respect to non-U.S. stock markets, the slowdown in U.S. corporate spending in the second half of 2000 is now affecting European and Japanese companies. We are clearly seeing the interdependence of these economies and corporations on U.S. capital investment, particularly in technology, communications and industrial production. As such, the PPI Scudder International Growth Portfolio slightly outperformed (-0.84%) the unmanaged foreign stock benchmark, Morgan Stanley Capital International Europe, Australia, Far East Index(3) (EAFE), down -1.32% for the second quarter. Nevertheless, the Portfolio remains a disappointing -17.14% year-to-date versus EAFE at -14.87% and the Morningstar Foreign Stock average at -14.16%.

As long-term investors, we stress that you stay the course with prudent asset allocation appropriate to your risk tolerance and time horizon to retirement. Short-term changes from first to second quarters indicate that market volatility continues and investment decisions should not be too short-term focused. Equity valuations are still attractive; inflation remains under control; and the Fed still has flexibility in stimulating growth through rate cuts. The issue now is whether the company profitability and confidence of corporate business leaders will improve enough to spark capital spending and positive growth this year or if it will be delayed until 2002.

Detailed portfolio manager comments follow. As always, thank you for your valued business and support of Portfolio Partners, Inc. and ING Aetna Financial Services.

Respectfully,

[/S/ LAURIE LEBLANC TILLINGHAST]

Laurie M. Tillinghast, CFP

Total return figures include changes in share price, reinvestment of dividends, and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

C01-0726-007R

-----------------------------------------

(3) Morgan Stanley Capital International Europe, Australia, Far East index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia, and the Far East.

                      PPI MFS EMERGING EQUITIES PORTFOLIO
                            JUNE 30, 2001 COMMENTARY
   --------------------------------------------------------------------------

For the six months ended June 30, 2001, the Portfolio's shares provided a total return of -14.22% (including the reinvestment of dividends and capital gains distributions). This compares to a return of 6.85% for the Russell 2000 Index and -6.70% for the S&P 500 Index.

Our view is that earnings and revenue growth drive stock prices, so we look for companies with better-than-expected prospects -- companies with new product cycles that could generate higher growth; software companies with improved product versions; and semiconductor companies that develop smaller and faster chips.

We look for companies driven by positive secular or demographic trends. For example, a secular trend is the move towards generic drugs. Research indicates many best-selling branded pharmaceuticals will be coming off patent within the next five years -- opening up opportunities for the generic drug industry. A demographic trend is the growth in demand for post-secondary education. More adults are returning to school for vocational training in areas such as information technology services, or for secondary degrees in accounting and management, which may drive good performance and future growth.

Despite struggles in the equity market over the past year or so, we have still found many investment opportunities. In the battered technology sector, we have seen opportunity in economically sensitive technology sectors such as personal computers, semiconductor, and semiconductor capital equipment companies, as well as leading software and storage names. Some of our technology holdings well positioned for solid, longer-term leadership in the sector includes VERITAS, Verisign, and Microsoft.

The video game software industry offers several exciting investment possibilities. With three new game hardware platforms ready for market before Christmas 2001, there could be a multi-year cycle of strong software demand. Companies include Electronic Arts, Activision, and THQ.

In media and entertainment, our focus is on radio broadcasters, such as Westwood One, which we believe can continue to take market share from its competition. Our investments in the retail sector, such as Home Depot and Abercrombie and Fitch Outfitters, have also proved to be very gratifying.

Gaming equipment is another attractive area to capitalize on new product cycles. In this industry, opportunities are in companies such as International Game Technology that has been transitioning from traditional slot machines to cashless machines (which appears to have achieved solid acceptance with consumers).

Finally, we have added to our holdings in biotechnology and emerging pharmaceuticals. Many of these companies, like Genzyme and Idec Pharmaceuticals, have developed better-than-expected products. There is the potential for a number of blockbuster drugs that could help drive some of the strongest earnings growth in the health care industry for several years to come.

We have positioned the Portfolio for a recovery in corporate earnings by focusing on industries in which business prospects have declined with the health of the overall economy. More specifically, we have concentrated on technology, retail, media and entertainment, and health care stocks. We believe technology has a very cyclical component because companies spend more on hardware and software as their businesses improve. In the health care sector, we have targeted higher growth emerging pharmaceutical and biotech stocks rather than large pharmaceutical names. In the media and entertainment area, we believe television and radio broadcasting companies with exposure to a recovering advertising market offer great opportunity.

                      PPI MFS EMERGING EQUITIES PORTFOLIO
                        JUNE 30, 2001 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

Meanwhile, we have de-emphasized defensive sectors of the market, such as utilities, consumer staples, and financial services. In a recovering economy, we are more likely to benefit by owning companies with greater economic sensitivity.

Looking forward, we believe the U.S. economy is on the road to recovery, but with significant volatility in the market along the way. Certain segments of the economy and select companies are likely to fare better than other segments. In fact, some industry sectors, such as telecommunication services and equipment, as well as many Internet-related companies, may not experience much benefit from an economic recovery in the next six to nine months. For this reason, we have focused on companies with the best new product cycles and technologies that may help lead the way in these industries as the economy recovers.

As stated earlier, we have tried to position the Portfolio for a recovery of growth which, we hope, will begin to make itself evident by mid-year 2002. With the anticipated tax cuts and the Fed's aggressive approach to cutting interest rates, we are optimistic that 2002 will be better than 2001.

Respectfully,

John W. Ballen                      John E. Lathrop
Portfolio Manager                 Portfolio Manager

David E. Sette-Ducati                   Dale Dutile
Portfolio Manager                 Portfolio Manager

THE OPINIONS EXPRESSED IN THIS REPORT ARE THOSE OF MFS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONSIDERATIONS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE PORTFOLIO IS ACTIVELY MANAGED, AND CURRENT HOLDINGS MAY BE DIFFERENT.

TOTAL RETURN FIGURES INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS, AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

                       PPI MFS RESEARCH GROWTH PORTFOLIO
                            JUNE 30, 2001 COMMENTARY
   --------------------------------------------------------------------------

For the six months ended June 30, 2001, the Portfolio provided a total return of -12.77%, including the reinvestment of any dividend and capital gain distributions. This compares to a -6.70% return during the same period for the Standard & Poor's 500 Index (S&P 500).

Inventory write-downs, layoffs, reduced capital expenditures, and weak earnings reports continued to exert downward pressure on the market during the period. In anticipation of difficult times ahead, we sharply reduced our positions in the technology and telecommunications sectors last year. However, the holdings we maintained in these sectors continued to disappoint the Portfolio. Despite our quick response to reduce many of these holdings and maintain what we believed were the highest-quality franchises in these sectors, the persistent deterioration of business fundamentals continued to catch investors off-guard. While the Portfolio's performance lagged the S&P 500, it did well relative to other large-cap growth funds, as measured by the Morningstar average (-15.72%).

In addition to reducing our exposure to technology and telecommunications stocks, we added to defensive industries such as health care, energy and insurance, in an effort to position the Portfolio for an uncertain market environment. Despite mixed result in recent weeks from many high-quality established companies, stocks such as Safeway, Eli Lilly, and ExxonMobil remained prominent holdings in the Portfolio because we saw reliable earnings growth at these companies. In the energy sector, electric power generators and oil and natural gas companies rallied early in the year due to strong demand and the spike in energy prices. In the insurance sector, we concentrated on commercial property and casualty insurers and diversified financial services companies, such as American International Group.

Looking forward, given the uncertain economic outlook and the negative investor sentiment in the market, we think it's difficult to determine exactly when we could see an upturn. From our standpoint, however, all this volatility and weakness creates opportunities for us because stocks are usually more attractive at lower prices and in a declining interest rate environment. The key question is, how long will things stay this way? We believe the market was unduly optimistic over a year ago, and it is now unduly pessimistic because most of the negative news about the economic slowdown, earnings problems, and excess capacity has been discounted into stock prices. What we believe has not yet been factored into stock prices is a potential recovery.

Respectfully,

Michael A. Lawless
Associate Director of Equity Research

THE COMMITTEE OF MFS RESEARCH ANALYSTS IS RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE SERIES UNDER THE GENERAL SUPERVISION OF MR. LAWLESS.

THE OPINIONS EXPRESSED IN THIS REPORT ARE THOSE OF MFS AND ARE ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND NO FORECASTS CAN BE GUARANTEED. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE PORTFOLIO IS ACTIVELY MANAGED, AND CURRENT HOLDINGS MAY BE DIFFERENT.

TOTAL RETURN FIGURES INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS, AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

                    PPI MFS CAPITAL OPPORTUNITIES PORTFOLIO
                            JUNE 30, 2001 COMMENTARY
   --------------------------------------------------------------------------

For the six months ended June 30, 2001, the Portfolio provided a total return of -12.41%, including the reinvestment of any dividends and capital gains distributions. This compares to a -6.70% return over the same period for the Standard & Poor's 500 Index (S&P 500), and -8.09% for the Morningstar Large Blend fund average.

The market was in negative territory for the period, exhibiting dismal stock performance in the first quarter. Stock prices began to recover in April and May in hopes that earnings and revenues had stopped deteriorating and that the Federal Reserve Board (the Fed) would continue its program of interest rate cuts begun in January. The market's improvement was gradual but it wasn't enough to offset the earlier, dramatic losses. On the bright side, market activity seemed a bit more rational toward the end of the period. During this time span, small and mid-cap stocks outperformed large-cap stocks by a wide margin, as large-cap growth companies were hit hard by the slow down in capital spending, particularly in the technology and telecommunications sectors.

Since growth stocks suffered during the period, the Portfolio finished in negative territory and also lagged the more value-oriented S&P 500. Disappointments came mainly from the healthcare, technology, and telecommunications sectors. Among the names that most hurt performance were Applera Corp. -- Applied Biosystems, a medical device company; EMC, a storage company; and XO Communications, a new telecom services entrant.

Despite the overall weakness in the growth areas of the market, there were some positive performers in the Portfolio during the period. For example, oil services holdings, such as Grant Pride Co., Santa Fe International, and Weatherford International, definitely helped performance, as these stocks rallied amid tight supply and stepped-up drilling. Financials gave another boost, as we concentrated on what we felt were high-quality companies that could possibly avoid getting hurt if credit problems increased in the softer economy. A number of our largest investments turned in solid results, including Microsoft; Calpine, an independent power producer; and United Technologies, an aerospace conglomerate.

Even though small and mid-cap names outperformed large-cap stocks during the period, we did not steer the Portfolio away from large-caps names. We already have a good stake in small and mid-sized stocks, many of which did well. However, our small and mid-cap allocation grew slightly while some of our larger investments (particularly technology and telecom sectors), suffered steep declines.

Historically, we have tended to increase holdings in stocks we like when their prices fall, and have pared back when we felt their prices reached lofty levels. We applied this traditional strategy during the period by adding to our stake in Tyco International, a multi-industry conglomerate, when it announced an acquisition that caused concern among investors and sent the stock price falling. The stock price later bounced back as the company delivered on earnings projections.

Using this same investment philosophy and sell discipline, we took profits in top performers such as Calpine and Santa Fe International because the stocks posted strong gains. We also trimmed our stakes in United Technologies after its stock price benefited from corporate restructuring, and Microsoft, which rallied on the expectation that it will meet earnings projections going forward.

We have not made an oversized bet on technology, yet we do believe there have been strong long-term growth trends supporting the sector, especially in areas tied to the Internet and wireless services. We have focused our stock selections on industry leaders -- companies we believe to be in a strong position to benefit from an economic recovery.

                    PPI MFS CAPITAL OPPORTUNITIES PORTFOLIO
                        JUNE 30, 2001 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

Looking ahead, business fundamentals appear to have stabilized, but we think it's unlikely we'll see much of an improvement before the fourth quarter. Stock prices, which typically recover six or seven months ahead of earnings improvements, appear to be pointing to a late year rebound. In addition, we expect interest rate reductions, which take time before their impact is felt, to boost the economy around or after year-end. Finally, we are hopeful that fourth-quarter earnings will look better than last year's. We plan to keep the Portfolio "middle-of-the-road" in terms of volatility by striking a balance between more defensive growth companies that could hold up well in a tougher economic environment, and more cyclical media, technology, and retailing stocks that could benefit in a recovery.

Respectfully,

Maura A. Shaughnessy
Portfolio Manager

THE OPINIONS EXPRESSED IN THIS REPORT ARE THOSE OF MFS AND ARE ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND NO FORECASTS CAN BE GUARANTEED. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. THE PORTFOLIO IS ACTIVELY MANAGED, AND CURRENT HOLDINGS MAY BE DIFFERENT.

TOTAL RETURN FIGURES INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS, AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

                   PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO
                            JUNE 30, 2001 COMMENTARY
   --------------------------------------------------------------------------

During the second quarter, the Portfolio returned -0.84%, slightly outperforming its benchmark, the MSCI EAFE return of -1.32%. The peer group average as measured by the Morningstar Foreign Stock category,(1) returned an average of 0.28% for the quarter. For the six-month period ended June 30, the Portfolio returned -17.14%, underperforming its benchmark return of -14.87% and peer universe return of -14.16%.

Performance during the second quarter and first half was negatively affected by the Portfolio's positioning in the consumer discretionary sector. The overweight positions in media and consumer electronics, as well as light exposure to autos, hurt performance. On a regional basis, stock selection in Japan was not constructive during the first half due to the Portfolio's underweight in "old" economy stocks like utilities and trading companies and also semiconductor and related equipment investments. Stock selection in the telecom sector proved a significant positive factor during the quarter. The Portfolio avoided some of the largest detractors in the European economies while being helped by its wireless holdings in Japan and China. Healthcare also underpinned performance, as stock selection, particularly in biotechnology, yielded significant positive returns. A further boost to performance came from consumer staples, where food producers like Nestle and Danone and UK supermarket operator Sainsbury did well.

Aggressive interest cuts by the Federal Reserve (the Fed) and more limited action by the European Central Bank and Bank of Japan stabilized global equity markets during the second quarter. Returns remained negative for the first six months of 2001 due to the sharp declines posted earlier in the year. Nevertheless, the economic backdrop remains troubling. Higher oil prices have started to eat into corporate profitability and have slowed consumer spending in most economies. In addition, the inventory correction and reduction in investment spending in the U.S. exposed the structural weaknesses in the Japanese and European economies. As their economic growth slumped, it served as a reminder of Japan's and Europe's dependence on the U.S. for growth.

The speed of the global slowdown in economic growth caught many corporations by surprise. This trend, which started in the second half of last year in the United States, spread to the rest of the world during the first half of this year. Thus, there have been many profit warnings by companies, e.g., technology, telecom, and industrial, caught in the frontline of the economic slowdown resulting in significant underperformance of these sectors during the first half. On a relative basis, energy and materials stocks turned in a solid performance as did defensive sectors such as consumer staples and utilities.

The selection of Mr. Koizumi as Japan's new Prime Minister and leader of the ruling LDP party dominated political headlines in Japan. His clear reformist agenda and almost unprecedented popular support have raised hopes for much needed structural reforms. However, given the depth of Japan's problems, the job in front of him is a challenging one. In the short term, the Upper House elections later this month and the LDP leadership election in September could prove decisive for the long-term strength of Mr. Koizumi's political leadership.

Our investment strategy remains largely unchanged from the previous quarter. The Portfolio maintains a balanced positioning across regions and sectors -- reflective of our cautious view on future corporate profit growth offset by aggressive interest cuts in the U.S. and the possibility of more monetary easing in Europe and Japan.

The focus of the Japanese holdings are four-fold: corporate restructuring, beneficiaries of policy change, technology and Yen depreciation. From a macro-economic point of view, the outlook for the Japanese economy is poor. Exports are weakening because U.S. demand has slumped and the strength of the Yen exchange rate versus the Euro has eroded the country's competitiveness. Exposure to the Japanese banking

----------------------------
(1) The Morningstar Foreign Stock category is a composite of the annual returns of mutual funds that have investment characteristics similar to that of the Portfolio. Individuals cannot invest directly in any average.

                   PPI SCUDDER INTERNATIONAL GROWTH PORTFOLIO
                        JUNE 30, 2001 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

sector was further reduced through the elimination of Sumitomo Mitsui Bank and a reduction in Mizuho. The purchase of Fast Retailing, a fast-growing and innovative retailer, established a new position in the retailing sector, and the addition of Nikko Securities increased our exposure to the brokerage sector.

In Europe, a position in Sainsbury, the UK food retailer, was initiated. Dresdner Bank in Germany was sold following the announcement of Allianz's bid for the shares. Energy exposure was increased through the acquisition of positions in OMV, the Austrian refiner, and Norsk Hydro, a diversified oil company. European telecom stock positions were cut back through reductions in Vodafone of the UK, Telefonica of Spain and France Telecom.

Looking ahead, we expect the play-off between steep declines in corporate profitability and interest reductions to continue. Aggressive monetary easing by the Fed should ultimately help the manufacturing sector to recover from its current recession, which should begin to help Europe and Japan. The risk remains that the current weakness could spread through the labor market to undermine consumer sentiment.

Our take on international equity markets remains unchanged. The environment is likely to be challenging, as Europe and Japan have not been able to withstand the U.S. economic slowdown. Arguably, the decline in corporate profits has been lagging developments in the U.S. by a few months, suggesting there is more pain to come. The one major benefit from the current period of global economic weakness is that it tends to stir companies and politicians into action -- accelerating structural reform in Europe and Japan.

Japan has the ability to surprise in the coming months -- positively and negatively. The elections in July and August will be important in establishing clarity about the strength of Mr. Koizumi's political base. Assuming the new leadership is endorsed, detailed policy actions for structural reforms will be needed for the Japanese stock market to de-couple from developments in the rest of the world.

Meanwhile, our security selection remains focused on companies or industries undergoing secular change, which should perform relatively well under a broad range of economic scenarios.

Respectfully,

Irene Cheng
Lead Portfolio Manager

THE VIEWS EXPRESSED ARE THOSE OF THE PORTFOLIO MANAGER AS OF JUNE 30, 2001, AND ARE SUBJECT TO CHANGE BASED ON MARKET AND OTHER CONDITIONS. INFORMATION ABOUT A FUND'S PORTFOLIO, ASSET ALLOCATION, OR COUNTRY DIVERSIFICATION IS HISTORICAL AND IS NO INDICATION OF FUTURE PORTFOLIO COMPOSITION, WHICH WILL VARY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

TOTAL RETURN FIGURES INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS, AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

                   PPI T. ROWE PRICE GROWTH EQUITY PORTFOLIO
                            JUNE 30, 2001 COMMENTARY
   --------------------------------------------------------------------------

Welcome to the other side of "euphoria." While it doesn't feel good to any of us, we now exist in a more realistic investment world -- where business cycles exist and valuations matter. The economy staggered in the beginning of 2001, and three interest rate cuts by the Federal Reserve since April did little to buffer market volatility or revive equity markets. Technology and telecommunications companies recovered some of their losses after an abysmal first quarter and growth stocks remained out of favor.

The Portfolio's 8.66% gain in the second quarter exceeded the S&P 500 Stock Index which gained 5.85%. For the six months ending 6/30/01, the Portfolio returned -7.66%, exceeding the Large Cap Growth Funds average of Morningstar of -15.72%, but underperforming the S&P 500 Index of -6.7%. Economic uncertainty has hurt this year's performance, but it has been beneficial to the Portfolio's performance versus other growth funds because the core of your Portfolio continues to be invested in domestic blue chip companies that can weather most storms. Our smaller exposure to the tech sector relative to our peers also aided performance.

In the second half of 2000, too much money poured into businesses that had no real earnings prospects. This realization led to a significant IT spending slowdown during the last 12 months. Even though the corporate capital-spending bubble has burst, consumer spending remains relatively healthy. Slow, but steady, recent upticks in unemployment will test this statement, but lowered interest rates and the tax refund expected later this year should keep the consumer active. A recent increase in consumer confidence is also an encouraging sign.

The market reacted positively to unexciting, but strong cash-generating companies like AOL Time Warner, AT&T Liberty Media, Citigroup, and GE, which were among the Portfolio's top contributors to performance. Meanwhile, concept stocks with uncertain cash flows like Exodus Communications and JDS Uniphase were severely punished. Your Portfolio avoided more land mines than most, but that is little consolation as investments in several of our holdings performed poorly. In some cases, we recognized our mistakes and cut our losses. In other instances, we chose to increase our positions or just ride through the storm.

As we moved some money out of technology, we added to healthcare service names including UnitedHealth Group, Wellpoint Health Networks, and HCA Healthcare. We also reshuffled our mix of holdings in the consumer sector during the last three months. Medical instruments manufacturer, Baxter International, drugstore chain retailer CVS, and electronics manufacturer Samsung Electronics were among the largest sales this quarter. At the same time, we added to Cendant, Allergan, and Target.

As we enter the last six months of 2001, we continue to encounter two opposing forces: lowered interest rates are historically positive for equities, while declining earnings expectations are generally negative. We continue to look to participate in the economic recovery, but will be careful with what we pay for stocks and when to put both feet in the fire, as we think the recovery will be gradual. The delayed weakness abroad will likely be a drag on a domestic recovery in earnings. As always, we will continue to work diligently on your behalf in our search for attractive investments, both here and abroad.

Respectfully,

Robert W. Smith
Portfolio Manager

THE VIEWS EXPRESSED ARE THOSE OF THE PORTFOLIO MANAGER AS OF JUNE 30, 2001, AND ARE SUBJECT TO CHANGE BASED ON MARKET AND OTHER CONDITIONS. INFORMATION ABOUT A FUND'S PORTFOLIO, ASSET ALLOCATION, OR COUNTRY DIVERSIFICATION IS HISTORICAL AND IS NO INDICATION OF FUTURE PORTFOLIO COMPOSITION, WHICH WILL VARY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

TOTAL RETURN FIGURES INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS, AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

Portfolio Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                                                              PPI MFS Emerging
                                                                                                             Equities Portfolio
                            PPI MFS Emerging                                                                    Period from
                           Equities Portfolio    PPI MFS Emerging    PPI MFS Emerging    PPI MFS Emerging    November 28, 1997
                           For the six months   Equities Portfolio  Equities Portfolio  Equities Portfolio     (commencement
                           Ended June 30, 2001      Year Ended          Year Ended          Year Ended         of operations)
                               (unaudited)      December 31, 2000   December 31, 1999   December 31, 1998   to December 31, 1997
                           -------------------  ------------------  ------------------  ------------------  --------------------
Net asset value,
  beginning of period ...       $  58.36            $    82.83          $    55.44          $    42.91            $  43.39
                                --------            ----------          ----------          ----------            --------
Income from investment
  operations:
  Net investment income
    (loss) ..............          (0.14)                (0.53)              (0.43)              (0.21)               0.09
  Net realized and change
    in unrealized gain
    (loss) on
    investments, futures,
    foreign currency and
    forward foreign
    currency exchange
    contracts ...........          (8.16)               (23.10)              28.46               12.88               (0.57)
                                --------            ----------          ----------          ----------            --------
      Total income (loss)
        from
        investment
        operations ......          (8.30)               (23.63)              28.03               12.67               (0.48)
                                --------            ----------          ----------          ----------            --------
Less Distributions:
  Net investment
    income ..............             --                    --                  --               (0.11)                 --
  Net realized gain on
    sale of
    investments .........             --                 (0.84)              (0.64)              (0.03)                 --
                                --------            ----------          ----------          ----------            --------
      Total
        distributions ...             --                 (0.84)              (0.64)              (0.14)                 --
                                --------            ----------          ----------          ----------            --------
Net asset value, end of
  period ................       $  50.06            $    58.36          $    82.83          $    55.44            $  42.91
                                ========            ==========          ==========          ==========            ========
Total return ............         (14.22)%(1)           (28.78)%             50.88%              29.67%              (1.13)%(1)
Net assets, end of period
  (000's) ...............       $941,719            $1,116,966          $1,532,002          $1,069,040            $768,108
Ratio of total expenses
  to average net
  assets ................           0.81%(2)              0.79%               0.80%               0.81%               0.81%(2)
Ratio of net investment
  income (loss) to
  average net assets ....          (0.52)%(2)            (0.68)%             (0.70)%             (0.45)%              2.31%(2)
Portfolio turnover
  rate ..................          91.16%(1)             13.28%               9.97%               4.64%               0.07%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.

14    See Notes to Financial Statements.

Portfolio Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                                                           PPI MFS Research
                                                                                                           Growth Portfolio
                            PPI MFS Research                                                                 Period from
                            Growth Portfolio    PPI MFS Research   PPI MFS Research   PPI MFS Research    November 28, 1997
                           For the six months   Growth Portfolio   Growth Portfolio   Growth Portfolio      (commencement
                           Ended June 30, 2001     Year Ended         Year Ended         Year Ended         of operations)
                               (unaudited)      December 31, 2000  December 31, 1999  December 31, 1998  to December 31, 1997
                           -------------------  -----------------  -----------------  -----------------  --------------------
Net asset value,
  beginning of period ...       $  13.08            $  14.78           $  11.93           $   9.71             $   9.89
                                --------            --------           --------           --------             --------
Income from investment
  operations:
  Net investment income
    (loss) ..............           0.01               (0.02)             (0.00)*             0.02                   --
  Net realized and change
    in unrealized gain
    (loss) on
    investments, futures,
    foreign currency and
    forward
    foreign currency
    exchange
    contracts ...........          (1.68)              (0.53)              2.88               2.20                (0.18)
                                --------            --------           --------           --------             --------
      Total income (loss)
        from
        investment
        operations ......          (1.67)              (0.55)              2.88               2.22                (0.18)
                                --------            --------           --------           --------             --------
Less Distributions:
  Net investment
    income ..............             --                  --              (0.03)                --                   --
  Net realized gain on
    sale of
    investments .........             --               (1.15)                --                 --                   --
                                --------            --------           --------           --------             --------
      Total
        distributions ...             --               (1.15)             (0.03)                --                   --
                                --------            --------           --------           --------             --------
Net asset value, end of
  period ................       $  11.41            $  13.08           $  14.78           $  11.93             $   9.71
                                ========            ========           ========           ========             ========
Total return ............         (12.77)%(1)          (4.48)%            24.03%             23.00%               (1.82)%(1)
Net assets, end of period
  (000's) ...............       $445,666            $528,582           $553,414           $491,537             $399,548
Ratio of total expenses
  to average net
  assets ................           0.85%(2)            0.84%              0.85%              0.85%                0.85%(2)
Ratio of net investment
  income (loss) to
  average net assets ....           0.10%(2)           (0.14)%            (0.03)%             0.23%                0.22%(2)
Portfolio turnover
  rate ..................          45.46%(1)           93.38%             86.07%             97.51%               57.88%(1)

 (1)  NOT ANNUALIZED
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.

                                        See Notes to Financial Statements.    15

Portfolio Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                               PPI MFS Capital
                           Opportunities Portfolio      PPI MFS Capital          PPI MFS Capital          PPI MFS Capital
                             For the six months     Opportunities Portfolio  Opportunities Portfolio  Opportunities Portfolio
                             Ended June 30, 2001          Year Ended               Year Ended               Year Ended
                                 (unaudited)           December 31, 2000        December 31, 1999        December 31, 1998
                           -----------------------  -----------------------  -----------------------  -----------------------
Net asset value,
  beginning of period ...         $  44.41                 $  54.77                 $  37.86                 $  29.91
                                  --------                 --------                 --------                 --------
Income from investment
  operations:
  Net investment income
    (loss) ..............            (0.02)                   (0.12)                   (0.08)                    0.05
  Net realized and change
    in unrealized
    gain (loss) on
    investments, futures,
    foreign currency and
    forward
    foreign currency
    exchange
    contracts ...........            (5.49)                   (2.08)                   18.22                     7.94
                                  --------                 --------                 --------                 --------
      Total income (loss)
        from investment
        operations ......            (5.51)                   (2.20)                   18.14                     7.99
                                  --------                 --------                 --------                 --------
Less Distributions:
  Net investment
    income ..............               --                       --                    (0.05)                   (0.04)
  Net realized gain on
    sale of
    investments .........               --                    (8.16)                   (1.18)                      --
                                  --------                 --------                 --------                 --------
      Total
        distributions ...               --                    (8.16)                   (1.23)                   (0.04)
                                  --------                 --------                 --------                 --------
Net asset value, end of
  period ................         $  38.90                 $  44.41                 $  54.77                 $  37.86
                                  ========                 ========                 ========                 ========
Total return ............           (12.41)%(1)               (5.72)%                  48.79%                   26.74%
Net assets, end of period
  (000's) ...............         $413,368                 $440,433                 $323,059                 $194,926
Ratio of total expenses
  to average net
  assets ................             0.90%(2)                 0.90%                    0.90%                    0.90%
Ratio of net investment
  income (loss) to
  average net assets ....            (0.10)%(2)               (0.28)%                  (0.20)%                   0.17%
Portfolio turnover
  rate ..................            45.47%(1)               119.72%                  170.59%                  141.31%

                               PPI MFS Capital
                           Opportunities Portfolio
                                 Period from
                              November 28, 1997
                                (commencement
                               of operations)
                            to December 31, 1997
                           -----------------------
Net asset value,
  beginning of period ...         $  29.49
                                  --------
Income from investment
  operations:
  Net investment income
    (loss) ..............             0.05
  Net realized and change
    in unrealized
    gain (loss) on
    investments, futures,
    foreign currency and
    forward
    foreign currency
    exchange
    contracts ...........             0.37
                                  --------
      Total income (loss)
        from investment
        operations ......             0.42
                                  --------
Less Distributions:
  Net investment
    income ..............               --
  Net realized gain on
    sale of
    investments .........               --
                                  --------
      Total
        distributions ...               --
                                  --------
Net asset value, end of
  period ................         $  29.91
                                  ========
Total return ............             1.43%(1)
Net assets, end of period
  (000's) ...............         $134,508
Ratio of total expenses
  to average net
  assets ................             0.90%(2)
Ratio of net investment
  income (loss) to
  average net assets ....             1.98%(2)
Portfolio turnover
  rate ..................            12.06%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.

16    See Notes to Financial Statements.

Portfolio Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                                                             PPI Scudder
                                                                                                            International
                               PPI Scudder                                                                 Growth Portfolio
                              International        PPI Scudder        PPI Scudder        PPI Scudder         Period from
                            Growth Portfolio      International      International      International     November 28, 1997
                           For the six months   Growth Portfolio   Growth Portfolio   Growth Portfolio      (commencement
                           Ended June 30, 2001     Year Ended         Year Ended         Year Ended         of operations)
                               (unaudited)      December 31, 2000  December 31, 1999  December 31, 1998  to December 31, 1997
                           -------------------  -----------------  -----------------  -----------------  --------------------
Net asset value,
  beginning of period ...       $  18.44            $  25.49           $  16.76           $  14.10             $  13.88
                                --------            --------           --------           --------             --------
Income from investment
  operations:
  Net investment
    income ..............           0.08                0.04               0.12               0.13                   --
  Net realized and change
    in unrealized gain
    (loss) on
    investments, futures,
    foreign currency and
    forward
    foreign currency
    exchange
    contracts ...........          (3.24)              (4.91)              9.44               2.56                 0.22
                                --------            --------           --------           --------             --------
      Total income (loss)
        from
        investment
        operations ......          (3.16)              (4.87)              9.56               2.69                 0.22
                                --------            --------           --------           --------             --------
Less Distributions:
  Net investment
    income ..............             --               (0.11)             (0.02)             (0.03)                  --
  Net realized gain on
    sale of
    investments .........             --               (2.07)             (0.81)                --                   --
                                --------            --------           --------           --------             --------
      Total
        distributions ...             --               (2.18)             (0.83)             (0.03)                  --
                                --------            --------           --------           --------             --------
Net asset value, end of
  period ................       $  15.28            $  18.44           $  25.49           $  16.76             $  14.10
                                ========            ========           ========           ========             ========
Total return ............         (17.14)%(1)         (19.59)%            58.41%             19.09%                1.58%(1)
Net assets, end of period
  (000's) ...............       $444,804            $557,941           $704,999           $432,651             $378,200
Ratio of total expenses
  to average net
  assets ................           1.00%(2)            1.00%              1.00%              1.00%                1.00%(2)
Ratio of net investment
  income to
  average net assets ....           0.96%(2)            0.22%              0.70%              0.83%                0.12%(2)
Portfolio turnover
  rate ..................          49.92%(1)           76.54%             82.03%             68.85%                3.01%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.

                                        See Notes to Financial Statements.    17

Portfolio Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                                                          PPI T. Rowe Price
                                                                                                            Growth Equity
                            PPI T. Rowe Price                                                                 Portfolio
                              Growth Equity     PPI T. Rowe Price  PPI T. Rowe Price  PPI T. Rowe Price      Period from
                                Portfolio         Growth Equity      Growth Equity      Growth Equity     November 28, 1997
                           For the six months       Portfolio          Portfolio          Portfolio         (commencement
                           Ended June 30, 2001     Year Ended         Year Ended         Year Ended         of operations)
                               (unaudited)      December 31, 2000  December 31, 1999  December 31, 1998  to December 31, 1997
                           -------------------  -----------------  -----------------  -----------------  --------------------
Net asset value,
  beginning of period ...       $  60.44            $  66.00           $  55.31           $  43.61             $  42.74
                                --------            --------           --------           --------             --------
Income from investment
  operations:
  Net investment
    income ..............           0.06                0.10               0.15               0.30                 0.06
  Net realized and change
    in unrealized gain
    (loss) on
    investments, futures,
    foreign currency and
    forward
    foreign currency
    exchange
    contracts ...........          (4.69)               0.30              11.99              11.66                 0.81
                                --------            --------           --------           --------             --------
      Total income (loss)
        from investment
        operations ......          (4.63)               0.40              12.14              11.96                 0.87
                                --------            --------           --------           --------             --------
Less Distributions:
  Net investment
    income ..............             --               (0.18)             (0.26)             (0.17)                  --
  Net realized gain on
    sale of
    investments .........             --               (5.78)             (1.19)             (0.09)                  --
                                --------            --------           --------           --------             --------
      Total
        distributions ...             --               (5.96)             (1.45)             (0.26)                  --
                                --------            --------           --------           --------             --------
Net asset value, end of
  period ................       $  55.81            $  60.44           $  66.00           $  55.31             $  43.61
                                ========            ========           ========           ========             ========
Total return ............          (7.66)%(1)          (0.04)%            22.32%             27.60%                2.03%(1)
Net assets, end of period
  (000's) ...............       $618,916            $687,940           $703,454           $521,484             $371,194
Ratio of total expenses
  to average net
  assets ................           0.75%(2)            0.75%              0.75%              0.75%                0.75%(2)
Ratio of net investment
  income to
  average net assets ....           0.20%(2)            0.15%              0.30%              0.65%                1.58%(2)
Portfolio turnover
  rate ..................          33.15%(1)           74.61%             53.40%             57.58%                2.94%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.

18    See Notes to Financial Statements.

PPI MFS Emerging Equities Portfolio
Schedule of Investments
June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
COMMON STOCKS (97.6%)
Aerospace (0.6%)
General Motors Corp., Class H*..........    66,200   $      1,340,550
United Technologies, Inc................    65,200          4,776,552
                                                     ----------------
                                                            6,117,102
                                                     ----------------
Automotive (0.8%)
Harley-Davidson, Inc....................   170,900          8,045,972
                                                     ----------------
Banks and Credit Companies (0.4%)
FleetBoston Financial Corp..............    43,400          1,712,130
J.P. Morgan Chase & Co..................    41,800          1,864,280
                                                     ----------------
                                                            3,576,410
                                                     ----------------
Biotechnology (3.3%)
Eli Lilly and Co........................    60,200          4,454,800
Guidant Corp.*..........................   191,700          6,901,200
Novartis AG (Switzerland)...............   356,700         12,921,600
Pharmacia Corp..........................   142,500          6,547,875
                                                     ----------------
                                                           30,825,475
                                                     ----------------
Business Machines (1.4%)
Compaq Computer Corp....................   119,300          1,847,957
Dell Computer Corp.*....................    67,200          1,757,280
International Business Machines Corp....    25,200          2,847,600
Sun Microsystems, Inc.*.................   412,470          6,484,028
                                                     ----------------
                                                           12,936,865
                                                     ----------------
Business Machines--Peripherals (0.1%)
Network Appliance, Inc.*................    71,300            976,810
                                                     ----------------
Business Services (6.6%)
Affiliated Computer Services, Inc.,
  Class A*..............................    88,800          6,385,608
Automatic Data Processing, Inc..........   136,900          6,803,930
BISYS Group, Inc.*......................    98,100          5,787,900
Checkfree Corp.*........................     3,300            115,731
Cintas Corp.............................    26,800          1,239,500
Cirrus Logic, Inc.*.....................    59,300          1,365,679
Computer Sciences Corp.*................    53,540          1,852,484
Concord EFS, Inc.*......................   111,700          5,809,517
DST Systems, Inc.*......................   108,300          5,707,410
First Data Corp.........................   117,900          7,575,075
Fiserv, Inc.*...........................   108,200          6,922,636
Manugistics Group, Inc.*................    33,500            840,850
Peregrine Systems, Inc.*................    52,400          1,519,600
Quest Diagnostics, Inc.*................    27,000          2,020,950
Robert Half International, Inc.*........    55,000          1,368,950
Spherion Corp.*.........................    58,900            527,155
Sungard Data Systems, Inc.*.............   102,900          3,088,029
Visx, Inc.*.............................   139,735          2,703,872
Watchguard Technologies Inc*............    21,300            218,325
                                                     ----------------
                                                           61,853,201
                                                     ----------------
                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Cellular Phones (1.8%)
China Mobile Hong Kong Ltd. (Hong
  Kong)*................................   304,000   $      1,605,758
Qualcom, Inc.*..........................    76,800          4,491,264
Sprint Corp. (PCS Group)*...............   396,462          9,574,557
TeleCorp PCS, Inc.*.....................    28,210            546,428
Triton PCS Holdings, Inc., Class A*.....    11,250            461,250
                                                     ----------------
                                                           16,679,257
                                                     ----------------
Computer Software (10.2%)
Akamai Technologies, Inc.*..............   103,925            953,512
Art Technology Group, Inc.*.............    88,600            513,880
CacheFlow, Inc.*........................    47,900            236,147
Check Point Software Technologies Ltd.
  (Israel)*.............................   215,400         10,892,778
E.Piphany, Inc.*........................    44,050            447,548
Exodus Communications, Inc.*............   166,970            343,958
Inktomi Corp.*..........................    27,100            259,889
Interwoven, Inc.*.......................    34,620            585,078
Legato Systems, Inc.*...................    44,600            711,370
MetaSolv, Inc.*.........................    31,310            248,288
Netegrity, Inc.*........................    44,100          1,323,000
Oracle Systems Corp.*...................  3,739,456        71,049,664
Palm, Inc.*.............................    79,200            480,744
SAP AG (Germany)........................     6,500            904,535
SAP AG ADR (Germany)....................    28,900          1,014,101
VeriSign, Inc.*.........................    98,808          5,929,468
Webmethods, Inc.*.......................    27,731            587,343
                                                     ----------------
                                                           96,481,303
                                                     ----------------
Computer Software--PC (1.4%)
Microsoft Corp.*........................   184,700         13,483,100
                                                     ----------------
Computer Software--Systems (11.1%)
Adobe Systems, Inc......................    79,000          3,713,000
Bea Systems, Inc.*......................   102,800          3,156,988
BMC Software, Inc.*.....................   606,463         13,669,676
Cadence Design Systems, Inc.*...........   343,000          6,390,090
Citrix Systems, Inc.*...................    90,700          3,165,430
Computer Associates International,
  Inc...................................   556,787         20,044,332
Compuware Corp.*........................  1,070,317        14,973,735
EMC Corp.*..............................   313,800          9,115,890
I2 Technologies, Inc.*..................    94,500          1,871,100
Informatica Corp.*......................    68,600          1,190,896
Mercury Interactive Corp.*..............    32,600          1,952,740
PeopleSoft, Inc.*.......................    47,900          2,358,117
Portal Software, Inc.*..................    85,000            351,050
Rational Software Corp.*................   273,000          7,657,650
Siebel Systems, Inc.*...................    73,000          3,423,700
Tibco Software, Inc.*...................    16,500            210,705
Veritas Software Corp.*.................   165,406         11,004,461
                                                     ----------------
                                                          104,249,560
                                                     ----------------

                                        See Notes to Financial Statements.    19

PPI MFS Emerging Equities Portfolio
Schedule of Investments
June 30, 2001 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Conglomerates (2.8%)
Tyco International Ltd..................   483,992   $     26,377,564
                                                     ----------------
Construction Services (0.1%)
TALK America Holdings, Inc.*............   578,750            544,025
                                                     ----------------
Consumer Goods and Services (2.7%)
Cendant Corp.*..........................  1,180,000        23,010,000
Gillette Co.............................    43,100          1,249,469
Netiq Corp.*............................    41,300          1,292,277
                                                     ----------------
                                                           25,551,746
                                                     ----------------
Electrical Equipment (0.3%)
General Electric Co.....................    52,900          2,578,875
                                                     ----------------
Electronics (10.3%)
Advanced Micro Devices, Inc.*...........   148,000          4,274,240
Alpha Industries, Inc.*.................     8,700            257,085
Altera Corp.*...........................  1,076,103        31,206,987
Analog Devices, Inc.*...................   407,000         17,602,750
Applied Micro Circuits Corp.*...........    24,213            416,464
Atmel Corp.*............................   324,700          4,380,203
Broadcom Corp., Class A*................    34,600          1,479,496
Celestica, Inc. (Canada)*...............    60,200          3,100,300
Cypress Semiconductor Corp.*............    44,700          1,066,095
Fairchild Semiconductor Corp.*..........    30,000            690,000
Flextronics International Ltd.*.........   126,178          3,294,508
Integrated Device Technology, Inc.*.....    17,000            538,730
Intel Corp..............................    65,600          1,918,800
Intersil Holding Corp.*.................    28,400          1,033,760
JDS Uniphase Corp.*.....................    46,500            581,250
Lam Research Corp.*.....................    24,900            738,285
Linear Technology Corp..................    31,500          1,392,930
LSI Logic Corp.*........................   118,300          2,224,040
Marvell Technology Group Ltd.
  (Bermuda)*............................    25,900            696,710
Micron Technology, Inc.*................    61,100          2,511,210
Novellus Systems, Inc.*.................    15,700            891,603
PMC-Sierra, Inc.*.......................     9,696            301,255
RF Micro Devices, Inc.*.................    26,740            721,178
Sandisk Corp.*..........................    55,800          1,556,262
Sanmina Corp.*..........................    60,400          1,413,964
SCI Systems, Inc.*......................    59,300          1,512,150
Tektronix, Inc.*........................   121,300          3,293,295
Texas Instruments, Inc..................    60,870          1,917,405
TranSwitch Corp.*.......................    57,600            633,600
Vitesse Semiconductor Corp.*............     9,600            201,984
Xilinx, Inc.*...........................   118,296          4,878,527
                                                     ----------------
                                                           96,725,066
                                                     ----------------
Entertainment (4.8%)
AOL Time Warner, Inc.*..................    45,700          2,422,100
Clear Channel Communications, Inc.*.....   180,160         11,296,032
Comcast Corp.*..........................    47,900          2,078,860
                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Entertainment (continued)
Entercom Communications Corp.*..........    67,500   $      3,618,675
Fox Entertainment Group, Inc.*..........   125,100          3,490,290
Gemstar-TV Guide International, Inc.*...    79,900          3,403,740
Univision Communications, Inc., Class
  A*....................................   112,667          4,819,894
Viacom, Inc., Class B*..................   264,071         13,665,674
                                                     ----------------
                                                           44,795,265
                                                     ----------------
Financial Institutions (3.3%)
Citigroup, Inc..........................    96,501          5,099,113
Federal Home Loan Mortgage Corp.........   150,500         10,535,000
Goldman Sachs Group, Inc................    42,600          3,655,080
Lehman Brothers Holdings................    32,700          2,542,425
Merrill Lynch & Co......................    34,200          2,026,350
Morgan Stanley Dean Witter & Co.........    10,700            687,261
State Street Corp.......................   128,200          6,344,618
                                                     ----------------
                                                           30,889,847
                                                     ----------------
Insurance (3.2%)
Aflac, Inc..............................   120,600          3,797,694
American International Group, Inc.......    94,200          8,101,200
CIGNA Corp..............................    66,300          6,352,866
Metlife, Inc............................    40,100          1,242,298
St. Paul Companies, Inc.................   156,100          7,912,709
Unumprovident Corp......................    63,800          2,049,256
Willis Group Holdings Ltd.*.............    37,770            670,418
                                                     ----------------
                                                           30,126,441
                                                     ----------------
Internet (0.1%)
Internet Security Systems, Inc.*........    27,100          1,315,976
                                                     ----------------
Medical and Health Tech Services (1.4%)
Andrx Group*............................    27,600          2,125,200
Express Scripts, Inc., Class A*.........    75,200          4,138,256
IMS Health, Inc.........................   158,100          4,505,850
Laboratory Corp. of America Holdings*...    34,400          2,645,360
                                                     ----------------
                                                           13,414,666
                                                     ----------------
Medical Products/Pharmaceuticals (5.3%)
Abbott Laboratories.....................    68,000          3,264,680
Allergan, Inc...........................    39,700          3,394,350
American Home Products Corp.............   175,300         10,244,532
Applera Corp.--Applied Biosystems
  Group.................................   271,700          7,267,975
Biovail Corp. (Canada)*.................   109,000          4,741,500
Bristol-Myers Squibb Co.................    68,457          3,580,301
Genentech, Inc.*........................    75,780          4,175,478
Genzyme Corp.*..........................    38,200          2,330,200
Pfizer, Inc.............................    73,300          2,935,665
Sanofi-Synthelabo SA (France)...........    91,100          5,994,134
Schering-Plough Corp....................    57,500          2,083,800
                                                     ----------------
                                                           50,012,615
                                                     ----------------

20     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Oil Services (2.9%)
Baker Hughes, Inc.......................    80,500   $      2,696,750
Global Marine, Inc.*....................   180,800          3,368,304
Grant Prideco, Inc.*....................   186,700          3,265,383
Noble Drilling Corp.*...................    66,500          2,177,875
Santa Fe International Corp.............   151,700          4,399,300
Total SA, Series B (France).............     9,500          1,334,030
Transocean Sedco Forex, Inc.............    97,500          4,021,875
Weatherford International, Inc.*........   118,600          5,692,800
                                                     ----------------
                                                           26,956,317
                                                     ----------------
Oils (0.7%)
El Paso Corp............................   120,900          6,352,086
                                                     ----------------
Printing and Publishing (0.7%)
Lexmark International Group, Inc.*......   104,700          7,041,075
                                                     ----------------
Restaurants and Lodging (0.2%)
Applebee's International, Inc...........    53,550          1,713,600
                                                     ----------------
Stores (2.1%)
Autonation, Inc.*.......................   370,000          4,292,000
BJ's Wholesale Club, Inc.*..............    29,300          1,560,518
Costco Wholesale Corp.*.................    64,300          2,641,444
CVS Corp................................   176,700          6,820,620
Home Depot, Inc.........................    28,400          1,322,020
Lowe's Companies, Inc...................    48,600          3,525,930
                                                     ----------------
                                                           20,162,532
                                                     ----------------
Supermarkets (1.7%)
Kroger Co.*.............................   252,200          6,305,000
Safeway, Inc.*..........................   207,300          9,950,400
                                                     ----------------
                                                           16,255,400
                                                     ----------------
Telecom--Wireless (0.6%)
American Tower Systems Corp., Class
  A*....................................   252,597          5,221,180
SBA Communications Corp.*...............     5,551            137,387
                                                     ----------------
                                                            5,358,567
                                                     ----------------
Telecom--Wireline (13.2%)
Advanced Fibre Communications, Inc.*....    43,900            921,900
Allegiance Telecom, Inc.*...............   160,800          2,410,392
Cabletron Systems, Inc.*................   301,380          6,886,533
CIENA Corp.*............................   104,000          3,952,000
Cisco Systems, Inc.*....................  2,829,433        51,495,681
Comverse Technology, Inc.*..............   177,500         10,135,250
Digex, Inc.*............................    49,525            643,825
Echostar Communications Corp.*..........   340,700         11,045,494
Emulex Corp.*...........................    39,300          1,587,720
Extreme Networks, Inc.*.................   145,100          4,280,450
Juniper Networks, Inc.*.................    44,300          1,377,730
McDATA Corp., Class A*..................    58,600          1,028,430
Nextel Partners, Inc., Class A*.........   157,100          2,438,192
Nokia Oyj ADR (Finland).................   351,200          7,740,448
                                          Number of       Market
                                           Shares         Value
                                          ---------  ----------------
Telecom--Wireline (continued)
Nortel Networks Corp. (Canada)..........    70,100   $        637,209
NTL, Inc.*..............................    73,900            890,495
ONI Systems Corp.*......................     4,200            117,180
QLogic Corp.*...........................   110,443          7,118,051
Tekelec*................................   137,200          3,718,120
USA Networks, Inc.*.....................   116,300          3,256,400
Vodafone Group PLC ADR (United
  Kingdom)..............................   111,231          2,486,013
                                                     ----------------
                                                          124,167,513
                                                     ----------------
Utilities--Electric (0.6%)
AES Corp.*..............................    82,400          3,547,320
Calpine Corp.*..........................    54,300          2,052,540
                                                     ----------------
                                                            5,599,860
                                                     ----------------
Utilities--Gas (0.7%)
Dynegy, Inc.............................   151,900          7,063,350
                                                     ----------------
Utilities--Telephone (2.2%)
Charter Communications, Inc., Class
  A*....................................   342,900          8,006,715
Global Crossing Ltd.*...................   120,504          1,041,155
McLeodUSA, Inc.*........................    68,900            316,251
Metromedia Fiber Network, Inc.*.........    75,660            154,346
Mitel Corp. (Canada)*...................    25,400            258,826
Pegasus Communications Corp.*...........     8,300            186,750
Qwest Communications International,
  Inc...................................   158,600          5,054,582
Sprint Corp.............................    27,900            595,944
Time Warner Telecom, Inc.*..............    50,243          1,684,145
TyCom, Ltd. (Bermuda)*..................   183,000          3,147,600
Winstar Communications, Inc.*...........    70,075              3,574
                                                     ----------------
                                                           20,449,888
                                                     ----------------
Total Common Stocks (Cost $860,168,169)                   918,677,329
                                                     ----------------

TOTAL INVESTMENTS At Market Value
(97.6%)
  (Cost $860,168,169)                     $ 918,677,329
Other assets in excess of liabilities
(2.4%)                                       23,042,049
                                          -------------
Net Assets (100.0%)                       $ 941,719,378
                                          =============

Notes to Schedule of Investments

Unrealized gains and losses, based on identified tax cost at June 30, 2001, are as follows:


Unrealized gains..................................  $172,791,573
Unrealized losses.................................  (114,282,413)
                                                    ------------
  Net unrealized gain.............................  $ 58,509,160
                                                    ============

 * Non-income producing security.
 ADR  American Depository Receipt.
 Category percentages are based on net assets.

                                        See Notes to Financial Statements.    21

PPI MFS Research Growth Portfolio
Schedule of Investments
June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                          Number of          Market
                                           Shares            Value
                                          ---------  ----------------------
COMMON STOCKS (97.0%)
Aerospace (3.6%)
Boeing Co...............................    47,100   $            2,618,760
General Dynamics Corp...................    62,100                4,832,001
United Technologies, Inc................   115,200                8,439,552
                                                     ----------------------
                                                                 15,890,313
                                                     ----------------------
Apparel & Textiles (0.8%)
Fast Retailing, Inc. (Japan)............     7,000                1,217,782
Nike, Inc., Class B.....................    55,200                2,317,848
                                                     ----------------------
                                                                  3,535,630
                                                     ----------------------
Automotive (1.1%)
Harley-Davidson, Inc....................   100,500                4,731,540
                                                     ----------------------
Banks and Credit Companies (5.6%)
Bank Of America Corp....................   108,500                6,513,255
Capital One Financial Corp..............    61,500                3,690,000
Comerica, Inc...........................    40,800                2,350,080
FleetBoston Financial Corp..............   105,800                4,173,810
PNC Financial Services Group............    33,600                2,210,544
Southtrust Corp.........................    55,400                1,440,400
U.S. Bancorp............................   194,052                4,422,445
                                                     ----------------------
                                                                 24,800,534
                                                     ----------------------
Biotechnology (4.9%)
Eli Lilly and Co........................   156,500               11,581,000
Guidant Corp.*..........................   101,900                3,668,400
Novartis AG (Switzerland)...............    60,000                2,173,524
Pharmacia Corp..........................    97,259                4,469,051
                                                     ----------------------
                                                                 21,891,975
                                                     ----------------------
Business Machines (2.6%)
Dell Computer Corp.*....................    83,600                2,169,420
International Business Machines Corp....    63,600                7,186,800
Sun Microsystems, Inc.*.................   136,800                2,150,496
                                                     ----------------------
                                                                 11,506,716
                                                     ----------------------
Business Services (1.4%)
Automatic Data Processing, Inc..........    82,900                4,120,130
Fiserv, Inc.*...........................    32,200                2,060,156
                                                     ----------------------
                                                                  6,180,286
                                                     ----------------------
Cellular Phones (1.0%)
Qualcomm, Inc.*.........................    33,500                1,959,080
Sprint Corp. (PCS Group)*...............    94,000                2,270,100
                                                     ----------------------
                                                                  4,229,180
                                                     ----------------------
Chemicals (0.8%)
Air Products & Chemicals, Inc...........    14,200                  649,650
Praxair, Inc............................    13,800                  648,600
Rohm & Haas Co..........................       600                   19,740
Syngenta AG (Switzerland)*..............    46,400                2,441,832
                                                     ----------------------
                                                                  3,759,822
                                                     ----------------------
                                          Number of          Market
                                           Shares            Value
                                          ---------  ----------------------
Computer Software (2.6%)
Akamai Technologies, Inc.*..............    26,800   $              245,890
Check Point Software Technologies Ltd.
  (Israel)*.............................    64,250                3,249,122
Exodus Communications, Inc.*............    35,100                   72,306
Micromuse, Inc.*........................    28,500                  797,715
Oracle Systems Corp.*...................   261,800                4,974,200
VeriSign, Inc.*.........................    35,600                2,136,356
                                                     ----------------------
                                                                 11,475,589
                                                     ----------------------
Computer Software--PC (2.2%)
Microsoft Corp.*........................   134,300                9,750,180
                                                     ----------------------
Computer Software--Systems (2.6%)
EMC Corp.*..............................   197,500                5,737,375
Rational Software Corp.*................    66,600                1,868,130
Veritas Software Corp.*.................    59,614                3,966,119
                                                     ----------------------
                                                                 11,571,624
                                                     ----------------------
Conglomerates (1.3%)
Tyco International Ltd..................   104,000                5,668,000
                                                     ----------------------
Consumer Goods and Services (0.3%)
Gillette Co.............................    44,600                1,292,954
                                                     ----------------------
Electrical Equipment (2.3%)
General Electric Co.....................   210,500               10,261,875
                                                     ----------------------
Electronics (4.6%)
Analog Devices, Inc.*...................   103,100                4,459,075
Atmel Corp.*............................   301,600                4,068,584
Flextronics International Ltd.*.........   217,864                5,688,429
Intel Corp..............................   222,200                6,499,350
                                                     ----------------------
                                                                 20,715,438
                                                     ----------------------
Entertainment (6.1%)
AOL Time Warner, Inc.*..................   107,400                5,692,200
Clear Channel Communications, Inc.*.....    93,800                5,881,260
Comcast Corp.*..........................    91,200                3,958,080
Gemstar-TV Guide International, Inc.*...    34,800                1,531,200
Viacom, Inc., Class B*..................   198,569               10,275,946
                                                     ----------------------
                                                                 27,338,686
                                                     ----------------------
Financial Institutions (7.0%)
Citigroup, Inc..........................   252,794               13,357,635
Federal Home Loan Mortgage Corp.........   122,300                8,561,000
Federal National Mortgage Association...    97,100                8,268,065
Lehman Brothers Holdings................    10,100                  785,275
                                                     ----------------------
                                                                 30,971,975
                                                     ----------------------
Food and Beverage Products (1.3%)
Anheuser Busch Co., Inc.................    41,900                1,726,280
Quaker Oats Co..........................    46,300                4,224,875
                                                     ----------------------
                                                                  5,951,155
                                                     ----------------------
Forest Products & Paper (0.1%)
Smurfit Jefferson Corp. (Ireland).......   204,300                  375,626
                                                     ----------------------

22     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          Number of          Market
                                           Shares            Value
                                          ---------  ----------------------
Insurance (5.1%)
Aflac, Inc..............................    74,800   $            2,355,452
American International Group, Inc.......   103,362                8,889,132
CIGNA Corp..............................    44,400                4,254,408
Metlife, Inc............................    42,700                1,322,846
St. Paul Companies, Inc.................   101,000                5,119,690
Unumprovident Corp......................    29,700                  953,964
                                                     ----------------------
                                                                 22,895,492
                                                     ----------------------
Machinery (1.7%)
Deere & Co..............................   127,100                4,810,735
SPX Corp.*..............................    23,100                2,891,658
                                                     ----------------------
                                                                  7,702,393
                                                     ----------------------
Medical and Health Tech Services (0.3%)
Cardinal Health Inc.....................    21,800                1,504,200
                                                     ----------------------
Medical Products/Pharmaceuticals (6.6%)
American Home Products Corp.............   167,100                9,765,324
Applera Corp.--Applied Biosystems
  Group.................................   128,500                3,437,375
Bristol-Myers Squibb Co.................    82,000                4,288,600
Pfizer, Inc.............................   133,725                5,355,686
Sanofi-Synthelabo SA (France)...........    36,100                2,375,283
Schering-Plough Corp....................   118,600                4,298,064
                                                     ----------------------
                                                                 29,520,332
                                                     ----------------------
Metals and Minerals (0.6%)
Alcoa, Inc..............................    67,500                2,659,500
                                                     ----------------------
Natural Gas--Pipeline (0.2%)
Equitable Resources, Inc................    22,400                  746,144
                                                     ----------------------
Oil Services (3.3%)
Global Marine, Inc.*....................   135,500                2,524,365
Grant Prideco, Inc.*....................    41,500                  725,835
Noble Drilling Corp.*...................    76,400                2,502,100
Santa Fe International Corp.............   106,400                3,085,600
Total SA, Series B (France).............    24,400                3,426,350
Transocean Sedco Forex, Inc.............    63,550                2,621,438
                                                     ----------------------
                                                                 14,885,688
                                                     ----------------------
Oils (7.4%)
Apache Corp.............................    26,200                1,329,650
Conoco, Inc., Class B...................   118,900                3,436,210
Devon Energy Corp.......................    40,500                2,126,250
El Paso Corp............................    83,105                4,366,337
EOG Resources, Inc......................    51,800                1,841,490
Exxon Mobil Corp........................   184,496               16,115,726
Royal Dutch Petroleum Co. N.V.
  (Netherlands).........................    68,300                3,941,921
                                                     ----------------------
                                                                 33,157,584
                                                     ----------------------
                                          Number of          Market
                                           Shares            Value
                                          ---------  ----------------------
Special Products and Services (0.6%)
Minnesota Mining & Manufacturing Co.....    22,200   $            2,533,020
                                                     ----------------------
Stores (3.8%)
Costco Wholesale Corp.*.................    35,600                1,462,448
CVS Corp................................   228,300                8,812,380
Home Depot, Inc.........................    44,800                2,085,440
Lowe's Companies, Inc...................    17,500                1,269,625
Wal-Mart Stores, Inc....................    71,800                3,503,840
                                                     ----------------------
                                                                 17,133,733
                                                     ----------------------
Supermarkets (2.2%)
Safeway, Inc.*..........................   208,200                9,993,600
                                                     ----------------------
Telecom--Wireless (0.9%)
American Tower Systems Corp., Class
  A*....................................    90,000                1,860,300
SBA Communications Corp.*...............    83,400                2,064,150
                                                     ----------------------
                                                                  3,924,450
                                                     ----------------------
Telecom--Wireline (4.9%)
Allegiance Telecom, Inc.*...............    30,700                  460,193
Amdocs Ltd.*............................    22,100                1,190,085
Cabletron Systems, Inc.*................    77,500                1,770,875
CIENA Corp.*............................    47,700                1,812,600
Comverse Technology, Inc.*..............    81,700                4,707,554
Echostar Communications Corp.*..........   126,700                4,107,614
Emulex Corp.*...........................    13,400                  541,360
Extreme Networks, Inc.*.................    39,400                1,162,300
McDATA Corp., Class A*..................     7,396                  129,800
Nortel Networks Corp. (Canada)..........   175,900                1,598,931
QLogic Corp.*...........................    33,571                2,163,651
Vodafone Group PLC (United Kingdom).....   943,777                2,102,263
                                                     ----------------------
                                                                 21,747,226
                                                     ----------------------
Utilities--Electric (1.7%)
AES Corp.*..............................    68,200                2,936,010
Calpine Corp.*..........................    85,100                3,216,780
Constellation Energy Group,Inc..........    36,700                1,563,420
                                                     ----------------------
                                                                  7,716,210
                                                     ----------------------
Utilities--Gas (1.8%)
Dynegy, Inc.............................   113,500                5,277,750
Enron Corp..............................    46,800                2,293,200
Williams Companies, Inc.................    19,600                  645,820
                                                     ----------------------
                                                                  8,216,770
                                                     ----------------------
Utilities--Telephone (3.7%)
AT&T Corp...............................   130,900                2,879,800
Charter Communications, Inc., Class
  A*....................................    73,200                1,709,220
Qwest Communications International,
  Inc...................................   149,000                4,748,630

                                        See Notes to Financial Statements.    23

PPI MFS Research Growth Portfolio
Schedule of Investments
June 30, 2001 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Number of          Market
                                           Shares            Value
                                          ---------  ----------------------
Utilities--Telephone (continued)
Sprint Corp.............................   318,800   $            6,809,568
XO Communications, Inc., Class A*.......    59,100                  113,472
                                                     ----------------------
                                                                 16,260,690
                                                     ----------------------
Total Common Stocks (Cost $444,226,909)                         432,496,130
                                                     ----------------------

TOTAL INVESTMENTS At Market Value
(97.0%)
  (Cost $444,226,909)                     $ 432,496,130
Other assets in excess of liabilities
(3.0%)                                       13,169,570
                                          -------------
Net Assets (100.0%)                       $ 445,665,700
                                          =============

Notes to Schedule of Investments

Unrealized gains and losses, based on identified tax cost at June 30, 2001, are as follows:


Unrealized gains..................................  $31,284,003
Unrealized losses.................................  (43,014,782)
                                                    -----------
  Net unrealized (loss)...........................  $(11,730,779)
                                                    ===========

   *  Non-income producing security.
 Category percentages are based on net assets.

24     See Notes to Financial Statements.

PPI MFS Capital Opportunities Portfolio
Schedule of Investments
June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                          Number of          Market
                                           Shares            Value
                                          ---------  ----------------------
COMMON STOCKS (92.6%)
Advertising and Broadcasting (0.5%)
Lamar Advertising Co.*..................    47,350   $            2,083,400
                                                     ----------------------
Aerospace (2.4%)
Boeing Co...............................    33,900                1,884,840
General Motors Corp., Class H*..........   134,800                2,729,700
United Technologies, Inc................    73,800                5,406,588
                                                     ----------------------
                                                                 10,021,128
                                                     ----------------------
Banks and Credit Companies (6.1%)
Bank Of America Corp....................    42,000                2,521,260
Capital One Financial Corp..............    33,100                1,986,000
Comerica, Inc...........................    21,700                1,249,920
FleetBoston Financial Corp..............   158,100                6,237,045
J.P. Morgan Chase & Co..................   140,750                6,277,450
Providian Financial Corp................    65,800                3,895,360
U.S. Bancorp............................   133,094                3,033,212
                                                     ----------------------
                                                                 25,200,247
                                                     ----------------------
Biotechnology (3.4%)
Eli Lilly and Co........................    69,400                5,135,600
Guidant Corp.*..........................   124,600                4,485,600
Novartis AG (Switzerland)...............    68,000                2,463,327
Pharmacia Corp..........................    42,838                1,968,406
                                                     ----------------------
                                                                 14,052,933
                                                     ----------------------
Business Machines (3.3%)
Compaq Computer Corp....................   272,400                4,219,476
Dell Computer Corp.*....................   103,800                2,693,610
Motorola, Inc...........................   158,800                2,629,728
Sun Microsystems, Inc.*.................   258,000                4,055,760
                                                     ----------------------
                                                                 13,598,574
                                                     ----------------------
Business Services (0.9%)
FedEx Corp.*............................    55,900                2,247,180
Fiserv, Inc.*...........................    26,200                1,676,276
                                                     ----------------------
                                                                  3,923,456
                                                     ----------------------
Cellular Phones (2.9%)
China Mobile Hong Kong Ltd. (Hong
  Kong)*................................   744,500                3,932,523
Libertel N.V. (Netherlands)*............   118,000                1,046,896
Qualcom, Inc.*..........................    26,800                1,567,264
Sprint Corp. (PCS Group)*...............   219,800                5,308,170
                                                     ----------------------
                                                                 11,854,853
                                                     ----------------------
Computer Software (1.1%)
Check Point Software Technologies Ltd.
  (Israel)*.............................    36,800                1,860,976
Oracle Systems Corp.*...................   133,500                2,536,500
                                                     ----------------------
                                                                  4,397,476
                                                     ----------------------
Computer Software--PC (1.5%)
Microsoft Corp.*........................    84,400                6,127,440
                                                     ----------------------
                                          Number of          Market
                                           Shares            Value
                                          ---------  ----------------------
Computer Software--Systems (2.5%)
EMC Corp.*..............................   135,200   $            3,927,560
I2 Technologies, Inc.*..................    42,470                  840,906
Rational Software Corp.*................    52,600                1,475,430
Veritas Software Corp.*.................    59,785                3,977,496
                                                     ----------------------
                                                                 10,221,392
                                                     ----------------------
Conglomerates (3.2%)
Tyco International Ltd..................   240,788               13,122,946
                                                     ----------------------
Electrical Equipment (0.4%)
General Electric Co.....................    31,200                1,521,000
                                                     ----------------------
Electronics (7.5%)
Analog Devices, Inc.*...................    45,500                1,967,875
Atmel Corp.*............................   397,500                5,362,275
Celestica, Inc. (Canada)*...............    18,300                  942,450
Cypress Semiconductor Corp.*............    36,100                  860,985
Fairchild Semiconductor Corp.*..........    94,700                2,178,100
Flextronics International Ltd.*.........   223,500                5,835,585
Intel Corp..............................   100,600                2,942,550
Lam Research Corp.*.....................     7,100                  210,515
LSI Logic Corp.*........................   113,000                2,124,400
Micron Technology, Inc.*................    83,100                3,415,410
Sanmina Corp.*..........................    74,700                1,748,727
Tektronix, Inc.*........................    43,200                1,172,880
Teradyne, Inc.*.........................    23,000                  761,300
Texas Instruments, Inc..................    45,400                1,430,100
                                                     ----------------------
                                                                 30,953,152
                                                     ----------------------
Entertainment (5.4%)
AOL Time Warner, Inc.*..................    14,800                  784,400
Clear Channel Communications, Inc.*.....    85,600                5,367,120
Comcast Corp.*..........................    87,200                3,784,480
Fox Entertainment Group, Inc.*..........    94,500                2,636,550
Harrah's Entertainment, Inc.*...........    35,500                1,253,150
Viacom, Inc., Class B*..................   160,761                8,319,382
                                                     ----------------------
                                                                 22,145,082
                                                     ----------------------
Financial Institutions (5.5%)
Citigroup, Inc..........................   143,934                7,605,473
Federal Home Loan Mortgage Corp.........    92,700                6,489,000
Goldman Sachs Group, Inc................     9,000                  772,200
Merrill Lynch & Co......................    76,000                4,503,000
Morgan Stanley Dean Witter & Co.........    50,100                3,217,923
                                                     ----------------------
                                                                 22,587,596
                                                     ----------------------
Forest Products & Paper (1.3%)
Aracruz Celulose SA (Brazil)............    82,800                1,548,360
Smurfit Jefferson Corp. (Ireland).......  1,281,900               2,356,901
Smurfit-Stone Container Corp.*..........    91,200                1,477,440
                                                     ----------------------
                                                                  5,382,701
                                                     ----------------------
Insurance (6.8%)
Ace, Ltd. (Bermuda).....................    63,200                2,470,488

                                        See Notes to Financial Statements.    25

PPI MFS Capital Opportunities Portfolio
Schedule of Investments
June 30, 2001 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Number of          Market
                                           Shares            Value
                                          ---------  ----------------------
Insurance (continued)
Aflac, Inc..............................   120,500   $            3,794,545
American International Group, Inc.......    54,050                4,648,300
CIGNA Corp..............................    62,800                6,017,496
Hartford Financial Services Group.......    46,300                3,166,920
Metlife, Inc............................    36,500                1,130,770
SAFECO Corp.............................    22,000                  649,000
St. Paul Companies, Inc.................    51,000                2,585,190
Unumprovident Corp......................   114,600                3,680,952
                                                     ----------------------
                                                                 28,143,661
                                                     ----------------------
Machinery (0.6%)
Deere & Co..............................    70,600                2,672,210
                                                     ----------------------
Medical Products/Pharmaceuticals (4.8%)
American Home Products Corp.............    83,200                4,862,208
Applera Corp.--Applied Biosystems
  Group.................................   195,100                5,218,925
Bristol-Myers Squibb Co.................    73,100                3,823,130
Pfizer, Inc.............................   116,475                4,664,824
Waters Corp.*...........................    46,900                1,294,909
                                                     ----------------------
                                                                 19,863,996
                                                     ----------------------
Oil Services (7.2%)
Cooper Cameron Corp.*...................    32,900                1,835,820
Global Marine, Inc.*....................   255,300                4,756,239
Grant Prideco, Inc.*....................   412,800                7,219,872
Noble Drilling Corp.*...................   103,800                3,399,450
Santa Fe International Corp.............   183,500                5,321,500
Transocean Sedco Forex, Inc.............   113,311                4,674,079
Weatherford International, Inc.*........    53,100                2,548,800
                                                     ----------------------
                                                                 29,755,760
                                                     ----------------------
Oils (2.4%)
Apache Corp.............................    59,200                3,004,400
Devon Energy Corp.......................    36,800                1,932,000
El Paso Corp............................    95,537                5,019,514
                                                     ----------------------
                                                                  9,955,914
                                                     ----------------------
Restaurants and Lodging (0.1%)
Starwood Hotels & Resorts Worldwide,
  Inc...................................    11,900                  443,632
                                                     ----------------------
Special Products and Services (0.6%)
Adelphia Communications Corp., Class
  A*....................................    56,350                2,310,350
Completel Europe N.V. (Netherlands)*....   119,900                  299,282
                                                     ----------------------
                                                                  2,609,632
                                                     ----------------------
Stores (2.3%)
Costco Wholesale Corp.*.................    57,700                2,370,316
CVS Corp................................    32,800                1,266,080
Home Depot, Inc.........................    32,300                1,503,565
The Gap, Inc............................    90,000                2,610,000
Wal-Mart Stores, Inc....................    40,000                1,952,000
                                                     ----------------------
                                                                  9,701,961
                                                     ----------------------
                                          Number of          Market
                                           Shares            Value
                                          ---------  ----------------------
Supermarkets (2.1%)
Kroger Co.*.............................   138,300   $            3,457,500
Safeway, Inc.*..........................   104,700                5,025,600
                                                     ----------------------
                                                                  8,483,100
                                                     ----------------------
Telecom--Wireless (0.4%)
American Tower Systems Corp., Class
  A*....................................    57,330                1,185,011
Pinnacle Holdings, Inc.*................   113,300                  680,933
                                                     ----------------------
                                                                  1,865,944
                                                     ----------------------
Telecom--Wireline (8.6%)
Allegiance Telecom, Inc.*...............   194,950                2,922,301
AT&T Wireless Group*....................   126,500                2,068,275
Cabletron Systems, Inc.*................   161,800                3,697,130
China Mobile Ltd. (Hong Kong)*..........    30,900                  827,811
Cisco Systems, Inc.*....................    56,400                1,026,480
Comverse Technology, Inc.*..............     3,600                  207,432
Echostar Communications Corp.*..........   178,300                5,780,486
Emulex Corp.*...........................    27,800                1,123,120
Extreme Networks, Inc.*.................    58,000                1,711,000
JNI Corp.*..............................    77,140                1,079,960
Nextel Partners, Inc., Class A*.........    92,300                1,432,496
Nokia Oyj ADR (Finland).................   111,400                2,455,256
NTL, Inc.*..............................   137,982                1,662,683
QLogic Corp.*...........................    51,800                3,338,510
Tekelec*................................    62,200                1,685,620
Vodafone Group PLC (United Kingdom).....  1,812,161               4,036,589
Vodafone Group PLC ADR (United
  Kingdom)..............................    16,100                  359,835
                                                     ----------------------
                                                                 35,414,984
                                                     ----------------------
Trucking (0.1%)
United Parcel Service, Class B..........     9,700                  560,660
                                                     ----------------------
Utilities--Electric (2.4%)
AES Corp.*..............................    93,600                4,029,480
Calpine Corp.*..........................   160,300                6,059,340
                                                     ----------------------
                                                                 10,088,820
                                                     ----------------------
Utilities--Gas (2.4%)
Dynegy, Inc.............................    62,100                2,887,650
Enron Corp..............................    82,200                4,027,800
Williams Companies, Inc.................    90,200                2,972,090
                                                     ----------------------
                                                                  9,887,540
                                                     ----------------------
Utilities--Telephone (3.9%)
Cable & Wireless PLC (United Kingdom)...         1                        6
Charter Communications, Inc., Class
  A*....................................   210,200                4,908,170
Global Crossing Ltd.*...................   393,400                3,398,976
McLeodUSA, Inc.*........................    34,000                  156,060
Metromedia Fiber Network, Inc.*.........   161,960                  330,398
Partner Communications Co., Ltd. ADR
  (Israel)*.............................   355,815                1,700,796
Qwest Communications International,
  Inc...................................   141,100                4,496,857
Tele1 Europe Holding AB (Sweden)*.......   125,850                  261,730
Williams Communications Group, Inc.*....   126,084                  371,948

26     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          Number of          Market
                                           Shares            Value
                                          ---------  ----------------------
Utilities--Telephone (continued)
Winstar Communications, Inc.*...........    84,250   $                4,297
XO Communications, Inc., Class A*.......   343,900                  660,288
                                                     ----------------------
                                                                 16,289,526
                                                     ----------------------
Total Common Stocks (Cost $450,528,538)                         382,930,716
                                                     ----------------------

TOTAL INVESTMENTS At Market Value
(92.6%)
  (Cost $450,528,538)                       382,930,716
Other assets in excess of liabilities
(7.4%)                                       30,437,443
                                          -------------
Net Assets (100.0%)                       $ 413,368,159
                                          =============

Notes to Schedule of Investments

Unrealized gains and losses, based on identified tax cost at June 30, 2001, are as follows:


Unrealized gains..................................  $27,118,077
Unrealized losses.................................  (94,715,899)
                                                    -----------
  Net unrealized (loss)...........................  $(67,597,822)
                                                    ===========

 * Non-income producing security.
 ADR  American Depository Receipt.
 Category percentages are based on net assets.

                                        See Notes to Financial Statements.    27

PPI Scudder International Growth Portfolio
Schedule of Investments
June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                          Number of      Market
                                            Shares        Value
                                          ----------  -------------
COMMON STOCKS (96.9%)
Australia (1.9%)
BHP Billiton Ltd., Bonus Shares (Metals
  and Minerals)*........................    478,678   $   2,602,175
Broken Hill Proprietary Co. (Mining)*...    449,420       2,383,544
Western Mining Corp. Holding Ltd.
  (Mining)..............................    678,400       3,317,444
                                                      -------------
                                                          8,303,163
                                                      -------------
Austria (0.4%)
OMV AG (Oil Services)...................     21,100       1,773,470
                                                      -------------
Belgium (0.6%)
Interbrew (Beverages, Food &
  Tobacco)*.............................    104,400       2,800,875
                                                      -------------
Canada (2.0%)
Canadian National Railway Co.
  (Transportation)......................    210,000       8,505,000
Precision Drilling Corporation (Oil &
  Gas)*.................................     11,500         360,050
                                                      -------------
                                                          8,865,050
                                                      -------------
Denmark (0.8%)
Novo Nordisk A/S-B (Medical and Health
  Products).............................     81,600       3,612,840
                                                      -------------
Finland (0.6%)
Nokia Oyj (Communications)..............    108,200       2,459,137
                                                      -------------
France (20.1%)
Accor SA (Lodging)......................     37,197       1,574,270
Aventis SA (Pharmaceuticals)............    138,103      11,056,581
Banque National de Paris (Banking)......     70,836       6,182,346
Bic SA (Office Equipment & Supplies)....     51,009       1,862,180
Christian Dior SA (Retailers)...........     58,299       2,103,568
Coflexip SA (Oil & Gas).................      3,271         494,041
Compagnie Generale d'Industrie et de
  Participations (Diversified)*.........     27,168         824,364
Compagnie Generale de Geophysique SA
  (CGG) (Oil & Gas)*....................      6,943         379,317
Credit Lyonnais SA (Financial
  Services).............................    144,685       5,235,325
Etablissements Economiques du Casino SA
  (Food Retailers)......................     13,450         776,493
European Aeronautic Defense and Space
  Co. (Aerospace)*......................     86,155       1,590,912
Eurotunnel SA (Financial Services)*.....  4,522,713       4,723,069
Groupe Danone (Beverages, Food &
  Tobacco)..............................     52,656       7,246,650
Lafarge SA (Industrial).................     25,719       2,205,371
Lmvh Company (Beverages, Food &
  Tobacco)..............................     41,625       2,102,699
Orange SA (Communications)*.............    255,929       2,085,924
Rhodia SA (Chemicals)...................    286,870       3,166,184
Sanofi-Synthelabo SA
  (Pharmaceuticals).....................     31,630       2,081,169
Schneider SA (Industrial)...............     81,878       4,539,275
Societe Generale Class A (Commercial
  Services).............................     57,587       3,419,942
Suez SA (Utilities-Electric)............    251,600       8,117,094
Technip (Heavy Machinery)...............      3,184         409,536
                                          Number of      Market
                                            Shares        Value
                                          ----------  -------------
France (continued)
Total SA, Series B (Oil & Gas)..........     87,839   $  12,334,721
Vivendi Universal (Diversified).........     81,234       4,748,412
                                                      -------------
                                                         89,259,443
                                                      -------------
Germany (11.1%)
Allianz AG (Insurance)..................     14,586       4,269,203
BASF AG (Chemicals).....................     68,436       2,707,554
Bayer AG (Chemicals)....................    182,557       7,183,801
Bayerische Vereinsbank AG (Banking).....    105,413       5,226,524
Beiersdorf AG (Miscellaneous Consumer
  Products).............................        600          62,911
Deutsche Bank AG (Financial Services)...     72,765       5,228,827
Deutsche Post AG (Banking)*.............     70,236       1,115,088
Deutsche Telekom AG (Communications)....    134,997       3,085,356
E. On AG (Electric Utilities)...........    146,954       7,727,855
Ergo Versicherungs Gruppe AG
  (Insurance)...........................     25,392       3,743,502
Heidelberger Druckmaschinen AG (Heavy
  Machinery)............................     16,988         843,011
Karstadt Quelle AG (Retailers)..........     73,992       2,196,778
Metro AG (Retailers)....................    100,800       3,775,746
Muenchener
  Rueckversicherungs-Gesellschaft AG
  (Insurance)...........................      7,670       2,143,688
                                                      -------------
                                                         49,309,844
                                                      -------------
Hong Kong (0.5%)
Hutchison Whampoa Ltd.
  (Conglomerates).......................    216,900       2,189,887
                                                      -------------
Italy (4.3%)
Assicurazione Generali SpA
  (Insurance)...........................    150,400       4,532,966
Gruppo Editoriale L'Espresso SpA
  (Media--Broadcasting & Publishing)....          1               4
Gucci Group N.V. (Textiles, Clothing &
  Fabrics)..............................     27,890       2,335,787
Mediobanca SpA (Banking)................    709,000       7,596,439
RAS SpA (Insurance).....................    357,050       4,401,498
Saipem (Oil Services)...................     76,200         418,567
                                                      -------------
                                                         19,285,261
                                                      -------------
Japan (21.6%)
Asahi Glass Co., Ltd. (Industrial)......    283,000       2,350,485
Canon, Inc. (Office Equipment &
  Supplies).............................     56,000       2,262,719
Chugai Pharmaceutical Co., Ltd.
  (Pharmaceuticals).....................    246,000       3,741,217
Dai Nippon Printing Co., Ltd.
  (Commercial Services).................     59,000         719,912
Daiwa Securities Co., Ltd. (Financial
  Services).............................    437,000       4,571,981
East Japan Railway Co.
  (Transportation)......................        618       3,567,243
Fast Retailing, Inc. (Retail)...........     14,400       2,505,151
Hitachi Ltd. ADR (Electronics)..........    166,000       1,630,253
Ito Yokado Co., Ltd. (Supermarkets).....     44,000       2,028,299
Matsushita Electric Industrial Co., Ltd.
  (Electronics).........................    337,000       5,273,780
Mitsubishi Estate Co., Ltd. (Real
  Estate)...............................    478,000       4,395,449

28     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          Number of      Market
                                            Shares        Value
                                          ----------  -------------
Japan (continued)
Mitsubishi Heavy Industries, Ltd.
  (Machinery)...........................    358,000   $   1,633,089
Mitsui Fudosan (Real Estate)............    561,000       6,044,663
Mizuho Holdings, Inc. (Financial
  Services).............................        180         836,974
Murata Manufacturing Co., Ltd.
  (Electronics).........................     16,800       1,116,543
NEC Corp. (Computers & Information).....    264,000       3,566,270
Nikko Securities Co., Ltd. (Financial
  Services).............................    590,000       4,725,310
Nintendo Corp., Ltd. (Entertainment &
  Leisure)..............................      8,900       1,619,674
Nippon Telegraph & Telephone Corp.
  (Communications)......................        432       2,251,172
Nissan Motor Co., Ltd.
  (Transportation)*.....................    680,000       4,693,768
Nomura Securities Co., Ltd. (Financial
  Services).............................    343,000       6,572,086
NTT DoCoMo, Inc. (Communications).......        292       5,079,889
Rohm Co. (Electronics)..................     10,200       1,584,768
Sankyo Co., Ltd. (Pharmaceuticals)......    207,000       3,733,907
Sega Enterprises (Electronics)*.........     65,000       1,151,644
Sharp Corp. (Electronics)...............    473,000       6,446,470
Sony Corp. (Electronic Components)......     51,500       3,385,579
Takeda Chemicals Industries, Ltd.
  (Pharmaceuticals).....................     32,000       1,487,955
Tokyo Electron Ltd. (Electronics).......     21,700       1,313,464
Toshiba Corp. (Electronics).............    506,000       2,673,299
Toyota Motor Corp. (Transportation).....     79,700       2,805,010
West Japan Railway Co.
  (Transportation)......................         69         373,945
                                                      -------------
                                                         96,141,968
                                                      -------------
Netherlands (5.1%)
ASM Lithography Holding N.V.
  (Electronics)*........................     53,600       1,205,459
Dsm N.V. (Chemicals)....................     40,300       1,406,220
Elsevier N.V. (Media--Broadcasting &
  Publishing)...........................    123,800       1,545,061
Fortis Amev N.V. (Insurance)............     64,800       1,580,031
Heineken N.V. (Beverages, Food &
  Tobacco)..............................    166,625       6,737,932
ING Groep N.V. (Financial Services)*....     51,800       3,395,107
ST Microelectronics N.V.
  (Electronics).........................     55,210       1,921,799
Unilever N.V. CVA (Beverages, Food &
  Tobacco)..............................     71,200       4,279,761
Wolters Kluwer N.V. (Media--Broadcasting
  & Publishing).........................     28,700         773,629
                                                      -------------
                                                         22,844,999
                                                      -------------
Norway (0.8%)
Norsk Hydro ASA (Chemicals).............     51,250       2,175,178
Statoil ASA (Oil Services)*.............    193,300       1,431,309
                                                      -------------
                                                          3,606,487
                                                      -------------
South Korea (0.5%)
Samsung Electronics (Electronic
  Components)...........................     14,790       2,183,529
                                                      -------------
Spain (1.4%)
Industria de Diseno Textil, SA (Inditex)
  (Textiles, Clothing & Fabrics)*.......    135,800       2,173,289
Repsol SA (Oil & Gas)...................    256,000       4,238,182
                                                      -------------
                                                          6,411,471
                                                      -------------
                                          Number of      Market
                                            Shares        Value
                                          ----------  -------------
Sweden (1.0%)
Ericsson AB, B Shares (Telecom
  Equipment)............................    612,500   $   3,353,621
Telefonaktiebolaget LM Ericsson
  (Communications)......................    167,100         905,682
                                                      -------------
                                                          4,259,303
                                                      -------------
Switzerland (5.3%)
Ciba Specialty Chemicals, Registered
  Shares (Chemicals)....................     10,725         625,630
Nestle SA (Beverages, Food & Tobacco)...     47,395      10,082,357
Serono (Medical and Health Products)....      7,952       7,895,760
Syngenta AG (Chemicals)*................      5,078         267,233
UBS AG (Banking)........................     32,683       4,686,680
                                                      -------------
                                                         23,557,660
                                                      -------------
Taiwan (1.0%)
Acer Display Technology, Inc.
  (Electronics)*........................  1,058,000       1,001,714
Hon Hai Precision Industry
  (Industrial)..........................        240           1,262
Taiwan Semiconductor (Electronics)*.....  1,241,800       2,308,258
United Microelectronics Corp. Ltd.
  (Electronics)*........................    919,000       1,219,789
                                                      -------------
                                                          4,531,023
                                                      -------------
United Kingdom (17.9%)
Anglo American PLC (Mining).............    100,078       1,507,415
BP Amoco PLC (Oil & Gas)................  1,272,733      10,521,175
British Airways PLC (Airlines)..........    557,541       2,712,548
British Telecommunications PLC
  (Telecommunications)..................    531,691       3,361,350
Compass Group PLC (Distribution
  Services)*............................    551,738       4,440,056
EMI Group PLC (Entertainment &
  Leisure)..............................    586,027       3,331,857
GlaxoSmithkline PLC (Medical and Health
  Products)*............................    365,486      10,338,174
Powergen PLC (Electric Utilities).......    136,855       1,391,665
Reed International PLC
  (Media--Broadcasting & Publishing)....  1,347,067      12,002,502
Reuters Group PLC (Financial
  Services).............................    501,157       6,542,154
Rio Tinto PLC (Mining)..................    218,996       3,908,772
RMC Group PLC (Building Materials)......      6,644          64,367
Sainsbury J. PLC (Food Retailers).......  1,041,909       6,531,623
Shell Transport & Trading Co. PLC (Oil &
  Gas)..................................  1,184,218       9,898,405
Vodafone Group PLC (Wireless &
  Alternative Telecommunications).......  1,417,833       3,158,223
                                                      -------------
                                                         79,710,286
                                                      -------------
Total Common Stocks (Cost $444,101,063)                 431,105,696
                                                      -------------
                                             Par
                                          ----------
CORPORATE DEBT (0.3%)
France (0.3%)
Eurotunnel Finance Ltd., 1.00%, 4/30/40
  (Financial Services)*.................  $1,100,000  $   1,190,722
                                                      -------------

                                        See Notes to Financial Statements.    29

PPI Scudder International Growth Portfolio
Schedule of Investments
June 30, 2001 (unaudited) (continued)
--------------------------------------------------------------------------------

France (continued)
                                                         Market
                                             Par          Value
                                          ----------  -------------
Eurotunnel Finance Ltd., 1.00%, 4/30/40
  (Financial Services)*.................  $ 300,000   $     324,743
                                                      -------------
                                                          1,515,465
                                                      -------------
Total Corporate Debt (Cost $1,809,011)                    1,515,465
                                                      -------------
                                          Number of
                                            Shares
                                          ----------
PREFERRED STOCKS (0.1%)
Germany (0.1%)
Prosieben Sat.1 Media AG (Entertainment
  & Leisure)............................     39,239         570,331
                                                      -------------
Total Preferred Stocks (Cost $1,218,303)                    570,331
                                                      -------------
WARRANTS (0.0%)
France (0.0%)
Compagnie Generale de Eaux, expires
  (3/31/03) (Financial Services)*.......     27,168          19,836
                                                      -------------
Total Warrants (Cost $0)                                     19,836
                                                      -------------

TOTAL INVESTMENTS At Market Value
(97.3%)
  (Cost $447,128,377)                       433,211,328
Other assets in excess of liabilities
(2.7%)                                       11,592,678
                                          -------------
Net Assets (100.0%)                       $ 444,804,006
                                          =============

Notes to Schedule of Investments

Unrealized gains and losses, based on identified tax cost at June 30, 2001, are as follows:


Unrealized gains..................................  $32,103,317
Unrealized losses.................................  (46,020,366)
                                                    -----------
  Net unrealized (loss)...........................  $(13,917,049)
                                                    ===========

 * Non-income producing security. Security Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2001 the market value of these securities amount to $0 or 0.00% of net assets.
 ADR  American Depository Receipt.
 Category percentages are based on total net assets.

30     See Notes to Financial Statements.

PPI T. Rowe Price Growth Equity Portfolio
Schedule of Investments
June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                          Number of       Market
                                            Shares        Value
                                          ----------  --------------
COMMON STOCKS (95.2%)
Aerospace & Defense (0.3%)
United Technologies, Inc................     25,300   $    1,853,478
                                                      --------------
Bank & Trust (4.1%)
Bank of New York Co., Inc...............     86,500        4,152,000
Fifth Third Bancorp.....................     84,200        5,056,210
J.P. Morgan Chase & Co..................     47,150        2,102,890
Mellon Financial Corp...................    145,500        6,693,000
U.S. Bancorp............................    119,300        2,718,847
Wells Fargo & Co........................    105,900        4,916,937
                                                      --------------
                                                          25,639,884
                                                      --------------
Beverages (2.4%)
AmBev (Brazil)..........................  8,594,000        2,010,137
Coca-Cola Co............................    132,700        5,971,500
Pepsico, Inc............................    157,100        6,943,820
                                                      --------------
                                                          14,925,457
                                                      --------------
Biotechnology (1.3%)
Amgen, Inc.*............................     30,400        1,844,672
MedImmune, Inc.*........................    135,100        6,376,720
                                                      --------------
                                                           8,221,392
                                                      --------------
Capital Equipment (0.7%)
Honeywell International, Inc............    124,600        4,359,754
                                                      --------------
Computer Services (5.2%)
Adobe Systems, Inc......................     41,200        1,936,400
Automatic Data Processing, Inc..........     92,000        4,572,400
Concord EFS, Inc.*......................    151,800        7,895,118
Electronic Data Systems Corp............     31,600        1,975,000
Exodus Communications, Inc.*............    159,100          327,746
First Data Corp.........................    244,900       15,734,825
                                                      --------------
                                                          32,441,489
                                                      --------------
Computer Software (4.1%)
Check Point Software Technologies Ltd.
  (Israel)*.............................     19,000          960,830
Electronic Arts, Inc.*..................     47,300        2,738,670
Microsoft Corp.*........................    159,700       11,658,100
Siebel Systems, Inc.*...................     62,000        2,907,800
VeriSign, Inc.*.........................    120,600        7,237,206
                                                      --------------
                                                          25,502,606
                                                      --------------
Conglomerates (1.8%)
Hutchison Whampoa Ltd. (Hong Kong)......    526,670        5,317,418
Tyco International Ltd..................    102,700        5,597,150
                                                      --------------
                                                          10,914,568
                                                      --------------
Distribution Services (0.9%)
Compass Group PLC (United Kingdom)*.....    115,200          927,061
SYSCO Corp..............................    159,600        4,333,140
                                                      --------------
                                                           5,260,201
                                                      --------------
                                          Number of       Market
                                            Shares        Value
                                          ----------  --------------
Electrical Equipment (3.0%)
General Electric Co.....................    385,600   $   18,798,000
                                                      --------------
Electronic Components (2.9%)
Altera Corp.*...........................     75,800        2,198,200
Analog Devices, Inc.*...................     70,800        3,062,100
Intel Corp..............................     38,600        1,129,050
Maxim Intergrated Products, Inc.*.......     62,400        2,758,704
Philips Electronics N.V.
  (Netherlands).........................     56,956        1,514,010
Samsung Electronics (South Korea).......     16,100        2,376,932
Sony Corp. (Japan)......................     70,900        4,660,923
                                                      --------------
                                                          17,699,919
                                                      --------------
Electronic Systems (3.3%)
Applied Materials, Inc.*................     51,600        2,533,560
Brocade Communications Systems, Inc.*...     32,900        1,447,271
Celestica, Inc. (Canada)*...............     25,200        1,297,800
Dell Computer Corp.*....................     82,000        2,144,300
EMC Corp.*..............................     74,000        2,149,700
Flextronics International Ltd.*.........    272,300        7,109,753
KLA Instruments Corp.*..................     12,700          742,569
Waters Corp.*...........................    107,600        2,970,836
                                                      --------------
                                                          20,395,789
                                                      --------------
Energy Services (1.2%)
Baker Hughes, Inc.......................    156,100        5,229,350
El Paso Corp............................     41,600        2,185,664
                                                      --------------
                                                           7,415,014
                                                      --------------
Entertainment & Leisure (2.8%)
Harley-Davidson, Inc....................     31,600        1,487,728
MGM Mirage, Inc.*.......................    106,600        3,193,736
Starwood Hotels & Resorts Worldwide,
  Inc...................................     96,700        3,604,976
Viacom, Inc., Class B*..................    177,030        9,161,303
                                                      --------------
                                                          17,447,743
                                                      --------------
Financial Services (12.1%)
American Express Corp...................     38,000        1,474,400
Capital One Financial Corp..............     48,600        2,916,000
Charles Schwab & Co., Inc...............     57,100          873,630
Citigroup, Inc..........................    442,010       23,355,808
Fairfax Financial Holdings Ltd.
  (Canada)*.............................     15,585        2,347,536
Fairfax Financial Holdings Ltd. (144A)
  (Canada)*{::}.........................      5,100          768,202
Federal Home Loan Mortgage Corp.........    289,600       20,272,000
Federal National Mortgage Association...     89,000        7,578,350
Morgan Stanley Dean Witter & Co.........     91,100        5,851,353
Providian Financial Corp................    126,500        7,488,800
State Street Corp.......................     42,800        2,118,172
                                                      --------------
                                                          75,044,251
                                                      --------------

                                        See Notes to Financial Statements.    31

PPI T. Rowe Price Growth Equity Portfolio
Schedule of Investments
June 30, 2001 (unaudited) (continued)
--------------------------------------------------------------------------------

                                          Number of       Market
                                            Shares        Value
                                          ----------  --------------
Food Processing (0.6%)
General Mills, Inc......................     44,900   $    1,965,722
Kraft Foods, Inc.*......................     52,900        1,639,900
                                                      --------------
                                                           3,605,622
                                                      --------------
General Merchandisers (3.3%)
Kroger Co.*.............................    304,100        7,602,500
Safeway, Inc.*..........................    140,900        6,763,200
Target Corp.............................    167,300        5,788,580
                                                      --------------
                                                          20,154,280
                                                      --------------
Hospital Supplies/Hospital Management
  (5.8%)
Abbott Laboratories.....................     78,900        3,787,989
Baxter International, Inc...............    112,400        5,507,600
HCA--The Healthcare Co..................    124,200        5,612,598
UnitedHealth Group, Inc.................    219,400       13,547,950
Wellpoint Health Networks, Inc.*........     75,800        7,143,392
                                                      --------------
                                                          35,599,529
                                                      --------------
Insurance (4.8%)
Ace, Ltd. (Bermuda).....................    196,000        7,661,640
American International Group, Inc.......     56,900        4,893,400
Hartford Financial Services Group.......     95,100        6,504,840
Loews Corp..............................     49,600        3,195,728
Marsh & McLennan Co., Inc...............     45,200        4,565,200
Progressive Corp........................     23,400        3,163,446
                                                      --------------
                                                          29,984,254
                                                      --------------
Intergrated Petroleum-International
  (3.5%)
Chevron Corp............................     86,400        7,819,200
Exxon Mobil Corp........................     79,719        6,963,455
Royal Dutch Petroleum Co. N.V.
  (Netherlands).........................    120,700        7,033,189
                                                      --------------
                                                          21,815,844
                                                      --------------
Machinery (0.2%)
Danaher Corp............................     19,600        1,097,600
                                                      --------------
Media & Communications (7.3%)
AOL Time Warner, Inc.*..................    258,600       13,705,800
AT&T Corp.--Liberty Media Group*........    491,200        8,591,088
Clear Channel Communications, Inc.*.....    102,500        6,426,750
Comcast Corp.*..........................    132,400        5,746,160
Fox Entertainment Group, Inc.*..........     37,100        1,035,090
Omnicom Group, Inc......................     48,600        4,179,600
Univision Communications, Inc., Class
  A*....................................     50,500        2,160,390
WPP Group PLC (United Kingdom)..........    332,000        3,286,833
                                                      --------------
                                                          45,131,711
                                                      --------------
Miscellaneous Business Services (0.4%)
TMP Worldwide, Inc.*....................     46,100        2,766,000
                                                      --------------
Miscellaneous Consumer Products (2.7%)
Cendant Corp.*..........................    217,900        4,249,050
Philip Morris Co., Inc..................    245,100       12,438,825
                                                      --------------
                                                          16,687,875
                                                      --------------
                                          Number of       Market
                                            Shares        Value
                                          ----------  --------------
Networking (1.2%)
Cisco Systems, Inc.*....................    408,700   $    7,438,340
                                                      --------------
Pharmaceuticals (9.4%)
Allergan, Inc...........................     65,000        5,557,500
American Home Products Corp.............    177,400       10,367,256
Bristol-Myers Squibb Co.................     51,400        2,688,220
Johnson & Johnson.......................    210,900       10,545,000
Merck & Co., Inc........................     33,400        2,134,594
Pfizer, Inc.............................    486,925       19,501,346
Pharmacia Corp..........................     76,474        3,513,980
Schering-Plough Corp....................    114,000        4,131,360
                                                      --------------
                                                          58,439,256
                                                      --------------
Specialty Merchandisers (2.8%)
CVS Corp................................     34,800        1,343,280
Home Depot, Inc.........................    116,800        5,437,040
Wal-Mart de Mexico SA ADR (Mexico)......    149,000        4,033,594
Wal-Mart Stores, Inc....................    129,400        6,314,720
                                                      --------------
                                                          17,128,634
                                                      --------------
Telecom Equipment (2.2%)
CIENA Corp.*............................     61,900        2,352,200
Crown Castle International Corp.*.......    332,000        5,444,800
JDS Uniphase Corp.*.....................    100,880        1,261,000
Juniper Networks, Inc.*.................     32,500        1,010,750
Nokia Oyj ADR (Finland).................    105,800        2,331,832
Qualcom, Inc.*..........................     18,900        1,105,272
                                                      --------------
                                                          13,505,854
                                                      --------------
Telecommunications (0.3%)
Orange SA (France)*.....................    193,000        1,573,027
                                                      --------------
Telephones (0.2%)
SBC Communications, Inc.................     36,700        1,470,202
                                                      --------------
Wireless & Alternative
  Telecommunications (4.4%)
China Mobile Hong Kong Ltd. (Hong
  Kong)*................................    620,000        3,274,902
China Unicom Ltd. ADR (China)*..........    150,900        2,670,930
Nextel Communications, Inc., Class A*...     31,600          553,000
NTT DoCoMo, Inc. (Japan)................        277        4,818,936
Sprint Corp. (PCS Group)*...............    351,500        8,488,725
Vodafone Group PLC (United Kingdom).....  3,285,914        7,319,373
                                                      --------------
                                                          27,125,866
                                                      --------------
Total Common Stocks (Cost $540,688,565)                  589,443,439
                                                      --------------

32     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                          Market
                                                          Value
                                                      --------------

TOTAL INVESTMENTS At Market Value
(95.2%)
  (Cost $540,688,565)                     $ 589,443,439
Other assets in excess of liabilities
(4.8%)                                       29,472,643
                                          -------------
Net Assets (100.0%)                       $ 618,916,082
                                          =============

Notes to Schedule of Investments

Unrealized gains and losses, based on identified tax cost at June 30, 2001, are as follows:


Unrealized gains..................................  $93,416,800
Unrealized losses.................................  (44,661,926)
                                                    -----------
  Net unrealized gain.............................  $48,754,874
                                                    ===========

   *  Non-income producing security.
 {::} Security exempt from registration under Rule 144A of the Security Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001 the market value of these securities amounted to $768,202 or 0.12% of net assets.
 ADR  American Depository Receipt.
 Category percentages are based on net assets.

                                        See Notes to Financial Statements.    33

Portfolio Partners, Inc.
Statements of Assets and Liabilities
June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                                                               PPI Scudder       PPI T. Rowe Price
                            PPI MFS Emerging   PPI MFS Research      PPI MFS Capital      International Growth     Growth Equity
                           Equities Portfolio  Growth Portfolio  Opportunities Portfolio        Portfolio            Portfolio
                           ------------------  ----------------  -----------------------  ---------------------  ------------------
Assets:
Investments, at market
  value..................     $918,677,329       $432,496,130         $382,930,716            $433,211,328          $589,443,439
Cash.....................       13,009,566          8,895,903           26,913,149               8,426,134            28,005,637
Cash denominated in
  foreign currencies.....               --                 --               21,148                      --                 4,376
Receivable for:
  Dividends and
    interest.............          276,462            349,753              327,223                 545,683               429,530
  Investments sold.......       11,649,539          4,761,900            8,389,382               6,156,331             6,485,324
  Recoverable foreign
    taxes................           40,027             20,660                6,438                 686,165                 3,937
Gross unrealized gain on
  forward foreign
  currency exchange
  contracts..............               --                294                  252                      --                    --
                              ------------       ------------         ------------            ------------          ------------
      Total Assets.......      943,652,923        446,524,640          418,588,308             449,025,641           624,372,243
                              ------------       ------------         ------------            ------------          ------------
Liabilities:
Payable for:
  Investments
    purchased............        1,333,925            552,066            4,921,219               3,847,842             5,078,102
Administrative services
  fees payable...........           96,626             54,154               83,036                  73,091                75,612
Advisery fees payable....          502,994            252,720              215,894                 292,365               302,447
Gross unrealized loss on
  forward foreign
  currency exchange
  contracts..............               --                 --                   --                   8,337                    --
                              ------------       ------------         ------------            ------------          ------------
      Total
        Liabilities......        1,933,545            858,940            5,220,149               4,221,635             5,456,161
                              ------------       ------------         ------------            ------------          ------------
NET ASSETS...............     $941,719,378       $445,665,700         $413,368,159            $444,804,006          $618,916,082
                              ============       ============         ============            ============          ============
Net assets represented
  by:
Paid-in Capital..........     $834,099,859       $386,487,915         $433,550,805            $413,303,781          $505,590,540
Net unrealized gain
  (loss) on investments
  and foreign currency
  related
  translations...........       58,507,646        (11,730,976)         (67,597,564)            (13,973,139)           48,755,536
Undistributed net
  investment income
  (loss).................       (2,602,257)           257,937             (198,628)              3,755,555             1,460,606
Accumulated net realized
  gain...................       51,714,130         70,650,824           47,613,546              41,717,809            63,109,400
                              ------------       ------------         ------------            ------------          ------------
NET ASSETS...............     $941,719,378       $445,665,700         $413,368,159            $444,804,006          $618,916,082
                              ============       ============         ============            ============          ============
Capital Shares, $.001 par
  value:
Outstanding..............       18,813,288         39,042,956           10,626,677              29,108,858            11,090,468
Net Assets...............     $941,719,378       $445,665,700         $413,368,159            $444,804,006          $618,916,082
Net Asset Value, offering
  and
  redemption price per
  share (net
  assets divided by
  shares outstanding)....     $      50.06       $      11.41         $      38.90            $      15.28          $      55.81
Cost of investments......     $860,168,169       $444,226,909         $450,528,538            $447,128,377          $540,688,565
Cost of cash denominated
  in foreign
  currencies.............     $         --       $         --         $     21,050            $         --          $      4,375

34    See Notes to Financial Statements.

Portfolio Partners, Inc.
Statements of Operations
For the Six Months Ended June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

                                                                                               PPI Scudder       PPI T. Rowe Price
                            PPI MFS Emerging   PPI MFS Research      PPI MFS Capital      International Growth     Growth Equity
                           Equities Portfolio  Growth Portfolio  Opportunities Portfolio        Portfolio            Portfolio
                           ------------------  ----------------  -----------------------  ---------------------  ------------------
Investment Income:
Dividends................     $   1,104,715      $  2,024,824         $  1,337,734            $  5,698,265          $  2,454,379
Interest.................           359,432           301,434              416,081                 228,009               629,260
                              -------------      ------------         ------------            ------------          ------------
                                  1,464,147         2,326,258            1,753,815               5,926,274             3,083,639
Foreign taxes withheld on
  dividends..............           (37,390)          (58,174)             (28,829)             (1,046,754)              (35,669)
                              -------------      ------------         ------------            ------------          ------------
      Total investment
        income...........         1,426,757         2,268,084            1,724,986               4,879,520             3,047,970
                              -------------      ------------         ------------            ------------          ------------

Investment Expenses:
Investment Advisery
  fee....................        (3,412,838)       (1,665,826)          (1,396,356)             (1,992,719)           (1,924,313)
Administrative services
  fees...................          (657,637)         (357,390)            (537,060)               (498,180)             (481,078)
                              -------------      ------------         ------------            ------------          ------------
      Total expenses.....        (4,070,475)       (2,023,216)          (1,933,416)             (2,490,899)           (2,405,391)
                              -------------      ------------         ------------            ------------          ------------
Net investment income
  (loss).................        (2,643,718)          244,868             (208,430)              2,388,621               642,579
                              -------------      ------------         ------------            ------------          ------------

Net Realized and
  Unrealized Gain (Loss):
Net realized gain (loss)
  on:
  Sales of investments...        (7,606,003)      (21,724,153)         (25,460,992)            (67,444,045)          (29,994,736)
  Foreign currency and
    forward foreign
    currency
    exchange contracts...           (18,556)           (5,378)               3,526                (408,563)             (105,458)
                              -------------      ------------         ------------            ------------          ------------
  Net realized loss on
    investments, foreign
    currency and forward
    foreign currency
    exchange contracts...        (7,624,559)      (21,729,531)         (25,457,466)            (67,852,608)          (30,100,194)
                              -------------      ------------         ------------            ------------          ------------
Net change in unrealized
  gain or (loss) on:
  Investments............      (148,727,089)      (45,330,707)         (32,290,553)            (26,542,414)          (24,247,484)
  Foreign currency and
    forward foreign
    currency
    exchange contracts...            (1,995)              855                  574                 314,509                 1,118
                              -------------      ------------         ------------            ------------          ------------
  Net change in
    unrealized gain or
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange contracts...      (148,729,084)      (45,329,852)         (32,289,979)            (26,227,805)          (24,246,366)
                              -------------      ------------         ------------            ------------          ------------
Net realized and change
  in unrealized gain
  (loss) on investments,
  foreign currency and
  forward foreign
  currency exchange
  contracts..............      (156,353,643)      (67,059,383)         (57,747,445)            (94,080,413)          (54,346,560)
                              -------------      ------------         ------------            ------------          ------------
Net decrease in net
  assets resulting from
  operations.............     $(158,997,361)     $(66,814,515)        $(57,955,875)           $(91,691,792)         $(53,703,981)
                              =============      ============         ============            ============          ============

                                        See Notes to Financial Statements.    35

Portfolio Partners, Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                 PPI MFS Emerging                         PPI MFS Research
                                Equities Portfolio    PPI MFS Emerging    Growth Portfolio    PPI MFS Research
                                For the six months   Equities Portfolio  For the six months   Growth Portfolio
                                Ended June 30, 2001      Year Ended      Ended June 30, 2001     Year Ended
                                    (unaudited)      December 31, 2000       (unaudited)      December 31, 2000
                                -------------------  ------------------  -------------------  -----------------
From Operations:
Net investment income
  (loss)......................    $   (2,643,718)      $  (10,077,677)      $    244,868        $    (767,320)
Net realized gain (loss) on
  investments, foreign
  currency and
  forward foreign currency
  exchange contracts..........        (7,624,559)          63,926,791        (21,729,531)          93,557,902
Net change in unrealized gain
  or (loss) on investments,
  foreign currency and forward
  foreign currency exchange
  contracts...................      (148,729,084)        (509,266,171)       (45,329,852)        (117,569,774)
                                  --------------       --------------       ------------        -------------
  Net decrease in net assets
    resulting from
    operations................      (158,997,361)        (455,417,057)       (66,814,515)         (24,779,192)
                                  --------------       --------------       ------------        -------------

Distributions to Shareholders
  From:
Net realized gain on sale of
  investments.................                --          (16,096,254)                --          (42,412,156)
                                  --------------       --------------       ------------        -------------
Total distributions...........                --          (16,096,254)                --          (42,412,156)
                                  --------------       --------------       ------------        -------------

Fund Share Transactions:
Proceeds from shares sold.....       105,203,900          214,433,407         14,574,188           52,129,105
Net Asset Value of shares
  issued in reinvestment of
  dividends and
  distributions...............                --           16,096,254                 --           42,412,156
Payments for shares
  redeemed....................      (121,453,316)        (174,052,112)       (30,675,804)         (52,182,414)
                                  --------------       --------------       ------------        -------------
Net increase (decrease) in net
  assets from fund share
  transactions................       (16,249,416)          56,477,549        (16,101,616)          42,358,847
                                  --------------       --------------       ------------        -------------
Change in net assets..........      (175,246,777)        (415,035,762)       (82,916,131)         (24,832,501)

Net Assets:
Beginning of period...........     1,116,966,155        1,532,001,917        528,581,831          553,414,332
                                  --------------       --------------       ------------        -------------
End of period.................    $  941,719,378       $1,116,966,155       $445,665,700        $ 528,581,831
                                  ==============       ==============       ============        =============
End of period net assets
  includes undistributed net
  investment income
  (accumulated net investment
  loss).......................    $   (2,602,257)      $       41,461       $    257,937        $      13,069
                                  ==============       ==============       ============        =============

Share Transactions:
Number of shares sold.........         1,958,254            2,753,817          1,179,075            3,543,354
Number of shares issued
  through reinvestment of
  dividends and
  distributions...............                --              206,680                 --            2,920,947
Number of shares redeemed.....        (2,285,275)          (2,315,464)        (2,544,605)          (3,499,953)
                                  --------------       --------------       ------------        -------------
Net increase (decrease).......          (327,021)             645,033         (1,365,530)           2,964,348
                                  ==============       ==============       ============        =============

36    See Notes to Financial Statements.

Portfolio Partners, Inc.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                                      PPI Scudder
                                    PPI MFS Capital                               International Growth      PPI Scudder
                                Opportunities Portfolio      PPI MFS Capital           Portfolio        International Growth
                                  For the six months     Opportunities Portfolio   For the six months        Portfolio
                                  Ended June 30, 2001          Year Ended         Ended June 30, 2001        Year Ended
                                      (unaudited)           December 31, 2000         (unaudited)        December 31, 2000
                                -----------------------  -----------------------  --------------------  --------------------
From Operations:
Net investment income
  (loss)......................       $   (208,430)            $  (1,173,648)         $   2,388,621        $     1,448,711
Net realized gain (loss) on
  investments, foreign
  currency and
  forward foreign currency
  exchange contracts..........        (25,457,466)               74,543,205            (67,852,608)           109,455,093
Net change in unrealized gain
  or (loss) on investments,
  foreign currency and forward
  foreign currency exchange
  contracts...................        (32,289,979)             (108,836,566)           (26,227,805)          (243,307,811)
                                     ------------             -------------          -------------        ---------------
  Net decrease in net assets
    resulting from
    operations................        (57,955,875)              (35,467,009)           (91,691,792)          (132,404,007)
                                     ------------             -------------          -------------        ---------------

Distributions to Shareholders
  From:
Net investment income.........                 --                        --                     --             (3,123,010)
Net realized gain on sale of
  investments.................                 --               (61,206,388)                    --            (58,789,327)
                                     ------------             -------------          -------------        ---------------
Total distributions...........                 --               (61,206,388)                    --            (61,912,337)
                                     ------------             -------------          -------------        ---------------

Fund Share Transactions:
Proceeds from shares sold.....         40,950,230               167,713,306            675,028,041          1,134,413,761
Net Asset Value of shares
  issued in reinvestment of
  dividends and
  distributions...............                 --                61,206,388                     --             61,912,337
Payments for shares
  redeemed....................        (10,059,308)              (14,872,542)          (696,472,815)        (1,149,068,016)
                                     ------------             -------------          -------------        ---------------
Net increase (decrease) in net
  assets from fund share
  transactions................         30,890,922               214,047,152            (21,444,774)            47,258,082
                                     ------------             -------------          -------------        ---------------
Change in net assets..........        (27,064,953)              117,373,755           (113,136,566)          (147,058,262)

Net Assets:
Beginning of period...........        440,433,112               323,059,357            557,940,572            704,998,834
                                     ------------             -------------          -------------        ---------------
End of period.................       $413,368,159             $ 440,433,112          $ 444,804,006        $   557,940,572
                                     ============             =============          =============        ===============
End of period net assets
  includes
  undistributed net investment
  income
  (accumulated net investment
  loss).......................       $   (198,628)            $       9,802          $   3,755,555        $     1,366,934
                                     ============             =============          =============        ===============

Share Transactions:
Number of shares sold.........            957,598                 3,084,929             40,827,564             52,931,104
Number of shares issued
  through reinvestment of
  dividends
  and distributions...........                 --                 1,219,980                     --              3,166,872
Number of shares redeemed.....           (248,118)                 (285,915)           (41,982,529)           (53,496,034)
                                     ------------             -------------          -------------        ---------------
Net increase (decrease).......            709,480                 4,018,994             (1,154,965)             2,601,942
                                     ============             =============          =============        ===============

                                        See Notes to Financial Statements.    37

Portfolio Partners, Inc.
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                           PPI T. Rowe Price
                                             Growth Equity     PPI T. Rowe Price
                                               Portfolio         Growth Equity
                                          For the six months       Portfolio
                                          Ended June 30, 2001     Year Ended
                                              (unaudited)      December 31, 2000
                                          -------------------  -----------------
From Operations:
Net investment income...................     $    642,579        $  1,090,460
Net realized gain (loss) on investments,
  foreign currency and forward foreign
  currency exchange
  contracts.............................      (30,100,194)         95,219,571
Net change in unrealized gain or (loss)
  on investments, foreign currency and
  forward foreign
  currency exchange contracts...........      (24,246,366)        (98,107,547)
                                             ------------        ------------
  Net decrease in net assets resulting
    from operations.....................      (53,703,981)         (1,797,516)
                                             ------------        ------------

Distributions to Shareholders From:
Net investment income...................               --          (1,822,327)
Net realized gain on sale of
  investments...........................               --         (59,132,947)
                                             ------------        ------------
Total distributions.....................               --         (60,955,274)
                                             ------------        ------------
Fund Share Transactions:
Proceeds from shares sold...............       16,631,600          35,806,068
Net Asset Value of shares issued in
  reinvestment of dividends and
  distributions.........................               --          60,955,274
Payments for shares redeemed............      (31,951,782)        (49,521,814)
                                             ------------        ------------
Net increase (decrease) in net assets
  from fund share transactions..........      (15,320,182)         47,239,528
                                             ------------        ------------
Change in net assets....................      (69,024,163)        (15,513,262)

Net Assets:
Beginning of period.....................      687,940,245         703,453,507
                                             ------------        ------------
End of period...........................     $618,916,082        $687,940,245
                                             ============        ============
End of period net assets includes
  undistributed net investment income...     $  1,460,606        $    818,027
                                             ============        ============

Share Transactions:
Number of shares sold...................          285,460             540,849
Number of shares issued through
  reinvestment of dividends and
  distributions.........................               --             937,773
Number of shares redeemed...............         (577,852)           (753,426)
                                             ------------        ------------
Net increase (decrease).................         (292,392)            725,196
                                             ============        ============

38    See Notes to Financial Statements.

Portfolio Partners, Inc.
Notes to Financial Statements
June 30, 2001 (unaudited)
--------------------------------------------------------------------------------
1. Organization

Aetna Life Insurance and Annuity Company ("Aetna") created Portfolio
Partners, Inc. (the "Company") to serve as an investment option underlying variable insurance products offered by Aetna and its insurance company affiliates. The Company is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series ("Portfolios"), each of which has its own investment objective, policies and restrictions.

The Company currently consists of five diversified Portfolios: PPI MFS Emerging Equities Portfolio ("PPI MFS Emerging Equities"), PPI MFS Research Growth Portfolio ("PPI MFS Research Growth"), PPI MFS Capital Opportunities Portfolio ("PPI MFS Capital Opportunities"), PPI Scudder International Growth Portfolio ("PPI Scudder International Growth") and PPI T. Rowe Price Growth Equity Portfolio ("PPI T. Rowe Price Growth Equity"). Aetna serves as the Investment Adviser and the principal underwriter to each Portfolio. Massachusetts Financial Services ("MFS") serves as sub-adviser to PPI MFS Emerging Equities, PPI MFS Research Growth and PPI MFS Capital Opportunities. Zurich Scudder Kemper Investments, Inc. ("Zurich Scudder") serves as sub-adviser to PPI Scudder International Growth and T. Rowe Price Associates, Inc. ("T. Rowe") serves as sub-adviser to PPI T. Rowe Price Growth Equity. Shares of each Portfolio were first made available to the public on November 28, 1997.

The following is a brief description of each Portfolio's investment objective:

PPI MFS Emerging Equities seeks to provide long-term growth of capital;

PPI MFS Research Growth seeks long-term growth of capital and future income;

PPI MFS Capital Opportunities seeks capital appreciation;

PPI Scudder International Growth seeks long-term growth of capital; and

PPI T. Rowe Price Growth Equity seeks long-term capital growth and, secondarily, dividend income.

2. Summary of Significant Accounting Policies

A. Valuation of Investments

The accompanying financial statements of the Portfolios have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

Securities of the Portfolios are generally valued by independent pricing services. The values for equity securities traded on registered securities exchanges are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over-the-counter are valued at the last sale price or at the last bid price if there has been no sale that day. Short-term debt securities that have a maturity date of less than sixty days are valued at amortized cost, which approximates market value. Short-term debt securities that have a maturity date of more than sixty days will be valued at the mean of the last bid and asked price obtained from principal market makers. Long-term debt securities are valued at the mean of the last bid and asked price of such securities obtained from a broker that is a market-maker in the securities or a service providing quotations based upon the assessment of market-makers in those securities.

Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Stock index futures contracts and interest rate futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded.

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective date of the transactions.

B. Investment Transactions and Income

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are

Portfolio Partners, Inc.
Notes to Financial Statements
June 30, 2001 (unaudited) (continued)
--------------------------------------------------------------------------------

2. Summary of Significant Accounting Policies (continued) accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

C. Federal Income Taxes

The Portfolios' policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to their shareholders. Therefore, no federal income tax provision is required.

D. Distributions

Distributions from net investment income are based on taxable net income. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, investments in certain foreign issuers that derive a majority of their income from passive investments (e.g., interest or dividends) and deferred losses on wash sales.

E. Option Contracts

PPI MFS Emerging Equities, PPI MFS Capital Opportunities, PPI Scudder International Growth and PPI T. Rowe Price Growth Equity may invest in put and call options. PPI MFS Emerging Equities, PPI MFS Capital Opportunities and PPI Scudder International Growth may write or sell calls on securities only if the calls are covered.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded.

The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

F. Futures

PPI MFS Research Growth may not purchase futures or options on futures and securities. PPI Scudder International Growth may enter into options on futures contracts for hedging purposes only. For non-hedging purposes, PPI MFS Emerging Equities, PPI MFS Capital Opportunities and PPI T. Rowe Price Growth Equity may not invest more than 5% of their total assets in premiums for these futures or options on futures.

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Portfolios sell futures contracts as a hedge against declines in the value of portfolio securities. The Portfolios may purchase futures contracts to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities. The risks associated with futures contracts may arise from an imperfect correlation between the change in market value of securities held by the portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

Upon entering into a futures contract, a Portfolio is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolio equal to the daily fluctuations in the market value of the contract. The amounts are recorded by the Portfolio as unrealized gain/loss.

--------------------------------------------------------------------------------

The amounts at risk under such futures contracts may exceed the amounts reflected in the financial statements. For federal income tax purposes, any futures contracts which remain open at fiscal year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts held by the Portfolios are closed prior to expiration.

G. Foreign Currency

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios may use forward foreign currency exchange contracts to hedge certain foreign currency assets or liabilities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in Note 5 of the Notes to Financial Statements. For federal income tax purposes, forward foreign currency exchange contracts which remain open at fiscal year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

I. Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Each portfolio may invest up to 15% of its net assets in illiquid securities.

Each Portfolio may also purchase restricted securities, securities not registered under the Securities Act of 1933 (the "1933 Act"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act. Investment in restricted securities is subject to each portfolio's limit on illiquid securities.

Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, restricted securities are valued based upon their fair value determined under procedures approved by the Board of Directors.

J. Delayed Delivery Transactions

The Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Portfolios purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The Price of the underlying securities and the date when these securities will be delivered and

Portfolio Partners, Inc.
Notes to Financial Statements
June 30, 2001 (unaudited) (continued)
--------------------------------------------------------------------------------

2. Summary of Significant Accounting Policies (continued) paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. A Portfolio will segregate assets at its custodian in an amount equal to the market value of securities purchased on a when-issued or delayed delivery basis.

3. Investment Advisery and Administrative Service Agreements

Each Portfolio pays the Investment Adviser an annual fee expressed as a percentage of its average daily net assets. As certain of the Portfolios' net assets exceed predetermined thresholds, lower advisery fees apply. Below are the Portfolios' investment advisery fee ranges and the effective rates as of June 30, 2001:

                                          Fee Range  Effective Rate
                                          ---------  --------------
PPI MFS Emerging Equities                 .70%-.65%         .68%
PPI MFS Research Growth                   .70-.65%          .70%
PPI MFS Capital Opportunities               .65%            .65%
PPI Scudder International Growth            .80%            .80%
PPI T. Rowe Price Growth Equity             .60%            .60%

Under the terms of separate Subadvisery Agreements between the Investment Adviser and each subadviser, each subadviser is responsible for the investment and reinvestment of cash and securities for each Portfolio in exchange for fees payable by the Investment Adviser, which are expressed as a percentage of the average daily net assets of each Portfolio. For the period ended June 30, 2001, the Investment Adviser paid MFS $3,269,229 for PPI MFS Emerging Equities, PPI MFS Research Growth and PPI MFS Capital Opportunities, paid Zurich Scudder $1,002,044 for PPI Scudder International Growth and paid T. Rowe $654,992 for PPI T. Rowe Price Growth Equity in accordance with the terms of each agreement.

Under an Administrative Services Agreement between the Company and Aetna, Aetna provides all administrative services necessary for the Company's operations and is responsible for the supervision of the Company's other service providers. Aetna also assumes all ordinary recurring direct costs of the Company, such as custodian fees, director's fees, transfer agency fees and accounting fees. As compensation for these services, Aetna receives a monthly fee from each Portfolio at an annual rate based on the average daily net assets of each Portfolio as follows:

Portfolio                                           Rate
---------                                           ----
PPI MFS Emerging Equities                           0.13%
PPI MFS Research Growth                             0.15%
PPI MFS Capital Opportunities                       0.25%
PPI Scudder International Growth                    0.20%
PPI T. Rowe Price Growth Equity                     0.15%

Each Portfolio's aggregate expenses are limited to the advisery and administrative service fees disclosed above. Aetna has agreed to reimburse the Portfolios for expenses and/or waive its fees, so that, through at least April 30, 2002, the aggregate of each Portfolio's expenses will not exceed the combined investment advisery and administrative service fee rates shown above.

4. Purchases and Sales of Investment Securities

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2001 were:

                                          Cost of Purchases  Proceeds from Sales
                                          -----------------  -------------------
PPI MFS Emerging Equities                      $917,892,479         $937,582,937
PPI MFS Research Growth                         210,803,342          219,453,671
PPI MFS Capital Opportunities                   191,738,173          185,328,640
PPI Scudder International Growth                242,777,319          264,128,626
PPI T. Rowe Price Growth Equity                 202,369,782          210,176,184

--------------------------------------------------------------------------------

5. Forward Foreign Currency Exchange Contracts

At June 30, 2001, PPI MFS Research Growth, PPI MFS Capital Opportunities and PPI Scudder International Growth had open forward foreign currency exchange contracts that obligate each Portfolio to deliver or receive currencies at specified future dates. The net unrealized gain (loss) of $294, $252 and ($8,337) on these contracts, for PPI MFS Research Growth, PPI MFS Capital Opportunities and PPI Scudder International Growth, respectively, are included in the accompanying financial statements. The terms of the open contracts are as follows:


   PPI MFS Research Growth        Foreign Currency     U.S. Dollar    U.S. Dollar Value  Gross Unrealized
Currency and Exchange Date      Units Purchased/Sold      Costs       at June 30, 2001         Gain
--------------------------      --------------------      -----       ----------------         ----
Purchase Contracts
Great British Pound, 7/2/01              47,231         $   66,515       $   66,792          $    277
Great British Pound, 7/3/01              36,180             51,144           51,162                18


PPI MFS Capital Opportunities     Foreign Currency     U.S. Dollar    U.S. Dollar Value  Gross Unrealized
Currency and Exchange Date      Units Purchased/Sold      Costs       at June 30, 2001         Gain
--------------------------      --------------------      -----       ----------------         ----
Purchase Contracts
Great British Pound, 7/2/01              40,390         $   56,881       $   57,117          $    236
Great British Pound, 7/3/01              30,918             43,705           43,721                16

      PPI Zurich Scudder International Growth
                                  Foreign Currency     U.S. Dollar    U.S. Dollar Value  Gross Unrealized
Currency and Exchange Date      Units Purchased/Sold  Proceeds/Costs  at June 30, 2001     Gain (Loss)
--------------------------      --------------------  --------------  ----------------     -----------
Purchase Contracts
Danish Krone, 7/2/01                  1,967,009         $  227,821       $  223,858          $ (3,963)
Danish Krone, 7/3/01                  4,792,698            544,773          545,423               650
Euro Dollar, 7/2/01                     919,650            793,143          780,738           (12,405)
Euro Dollar, 7/3/01                   1,091,455            926,064          926,574               510
Great British Pound, 7/2/01              31,226             44,309           44,158              (151)
Norwegian Krone, 7/3/01                 254,007             27,313           27,247               (66)
Swiss Franc, 7/3/01                     470,604            262,029          262,090                61
Sale Contracts
Euro Dollar, 7/2/01                     789,051         $  678,598       $  669,866          $  8,732
Euro Dollar, 7/3/01                     120,729            102,404          102,491               (87)
Euro Dollar, 7/5/01                   1,757,891          1,488,055        1,492,277            (4,222)
Great British Pound, 7/2/01             912,666          1,293,751        1,290,644             3,107
Great British Pound, 7/3/01             128,553            181,013          181,787              (774)
Japanese Yen, 7/2/01                  9,071,316             73,038           72,748               290
Japanese Yen, 7/3/01                  4,850,695             38,887           38,905               (18)

6. Authorized Capital Shares

The Company is authorized to issue a total of 1.0 billion shares of common stock with a par value of $0.001 per share. The shares may be issued in series (i.e. portfolios) having separate assets and liabilities and separate investment objectives and policies. Upon liquidation of a Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders. At June 30, 2001, Aetna and its insurance company affiliates owned all shares of beneficial interest of the Portfolios.